April 30, 2002                                                 SEMIANNUAL REPORT

   SUNAMERICA
   STRATEGIC INVESTMENT SERIES, INC.

     SUNAMERICA BIOTECH/HEALTH FUND (SBHAX)
     TAX MANAGED EQUITY FUND (TXMAX)
     SUNAMERICA STOCK INDEX FUND (NBSKX)
     SUNAMERICA SCIENCE & TECHNOLOGY FUND (NSTAX)
     SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND (NKLAX)
     SUNAMERICA MODERATE GROWTH LIFESTAGE FUND (NLMAX)
     SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND (NCLAX)

      TABLE OF CONTENTS

---------------------------------------------

       PRESIDENT'S LETTER.............    1

       PORTFOLIO ACTIVITY AND MANAGER
              OUTLOOK.................    2

       STATEMENT OF ASSETS AND
              LIABILITIES.............   12

       STATEMENT OF OPERATIONS........   14

       STATEMENTS OF CHANGES IN NET
              ASSETS..................   15

       FINANCIAL HIGHLIGHTS...........   18

       PORTFOLIO OF INVESTMENTS.......   25

       NOTES TO FINANCIAL
              STATEMENTS..............   41

SunAmerica Strategic Investment Series, Inc.
April 30, 2002                                                 SEMIANNUAL REPORT

Dear Shareholders:

    We are pleased to present this semiannual report for the newly expanded SunAmerica Strategic Investment Series. Joining the Biotech/Health Fund (formerly known as the SunAmerica Biotech/Health 30 Fund) and the Tax Managed Equity Fund are several mutual funds brought into the Series through the November 2001 merger of American International Group (AIG) and American General. These funds, formerly known as the North American Funds, are the SunAmerica Science & Technology Fund, the SunAmerica Stock Index Fund, and the SunAmerica LifeStage Funds.

    Each of the Funds successfully followed its respective investment mandate, offering our shareholders exciting participation in the equity markets with a variety of specialized investment strategies.(1)

- The Biotech/Health Fund outperformed its benchmark for the six months ended April 30, 2002, offering shareholders aggressive participation in the high growth potential of the exciting biotech/health sector.

- The Tax Managed Equity Fund minimized its tax liabilities and distributed no capital gains at the end of 2001.

- The Science & Technology Fund offered shareholders aggressive participation in the long-term growth potential of companies in the science and technology industries.

- The Stock Index Fund closely tracked the S&P 500 Index returns during the semiannual period.

- The LifeStage Funds produced positive returns during the semiannual period through a mix of stock and bond mutual funds that encourage investors to maintain their long-term strategic asset allocation.

    The integration of American General's North American Funds into the AIG SunAmerica Family of Funds not only enhances the investment opportunities available to our shareholders. It also increases the breadth of seasoned investment professionals and depth of research capabilities from which the mutual funds of the Strategic Investment Series may benefit.

    On the following pages, you will find a discussion of the Funds' investment performance over the six months ended April 30, 2002. The conversations highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the semiannual period.

    Our continuing goal is to provide you with high-quality investment management services across a range of broad-based and specialized mutual funds. As always, we thank you for investing in our family of funds. We value your confidence in us and look forward to serving your investment needs in the future.

Sincerely,

[LOGO]
Peter A. Harbeck
President
AIG SunAmerica Mutual Funds

(1)Past performance is not indicative of future results.

SUNAMERICA BIOTECH/HEALTH FUND

BRIAN CLIFFORD AND TEAM, Portfolio Managers
AIG SUNAMERICA ASSET MANAGEMENT

HOW DID YOU MANAGE THE FUND OVER THE PAST SIX MONTHS?

    During the fourth calendar quarter of 2001, we experienced a dramatic pickup in the level of merger and acquisition activity in the biotechnology sector. Amgen agreed to purchase Immunex; MedImmune announced its intent to buy Aviron; Cephalon revealed plans to acquire the French manufacturer Group Lafon; and Millennium Pharmaceuticals divulged its plans to purchase COR Therapeutics. The sector also produced a number of favorable clinical data points, as industry conferences continued to uncover the developing product pipeline of the sector. These positive developments resulted in the biotechnology sector posting sizable gains in the last months of 2001. However, the sector then delivered lackluster returns in the first months of 2002. This performance was not atypical. The first quarter tends to be a seasonally weak period for biotechnology investments due to light news flow and the lack of industry conferences, which tend to be concentrated in the fall and spring. Despite negative Food and Drug Administration (FDA) panel events for Genentech, the fundamentals of the sector continued to improve. Aggregate earnings growth for the large-cap companies in the group still exceeded 20%, and valuations were at very reasonable levels.

    Overall, biotechnology stocks came under severe pressure during the semiannual period, as weak macroeconomic trends lowered investors' risk tolerance, dampened their enthusiasm, and shortened their time horizons in the broader equity market. Thus, we managed the Fund during this period with an eye toward minimizing volatility and protecting capital. We sought to reduce the Fund's volatility by underweighting more speculative issues and focusing on larger-cap, product-based companies.

    At the same time, we remained committed to our investment strategy, which focuses on identifying new and emerging trends with above-average growth prospects in the broad-based biotechnology/healthcare sector. Using a research-intensive, bottom-up approach to individual stock selection, we concentrated on investing in the leading companies benefiting from these trends. We continued to look for companies exhibiting high growth potential, leading-edge technologies, large addressable markets, high degrees of intellectual property, highly proprietary products, protected patent portfolios, histories of operating success, viable business models and effective management teams.

    For the six months ended April 30, 2002, the Fund's Class A shares returned -16.50%, outperforming the AMEX Biotech Index semiannual return of -20.45%. The Fund's performance is primarily attributable to our effective individual stock selection.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

    The Fund underweighted the biotechnology platform companies and genomics firms such as Human Genome Sciences and Millennium Pharmaceuticals. We stayed focused on product leaders, such as IDEC Pharmaceuticals and MedImmune. IDEC Pharmaceuticals Corporation, a biopharmaceutical company, researches, develops, and commercializes targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases. The company's major product currently is known as Rituxan. IDEC also develops products for the treatment of certain solid tumor cancers and various autoimmune diseases. MedImmune, Inc. develops and markets products that address medical needs in areas such as infectious diseases, transplantation medicine, autoimmune diseases and cancer. The company currently sells Synagis, RespiGam, and CytoGam primarily in the United States.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

    In our view, we are in the early stages of economic recovery. Many companies have downsized over the past two years to adjust to a weaker overall economy. Those that have executed well under unusually adverse circumstances are likely to find that the increased efficiencies now integrated into their operations will benefit their operating margins considerably. Any uptick in the economy should go straight toward increasing their profitability. Companies exhibiting strong management, acceptable levels of growth, clean capital structures and sound balance sheets should find themselves positioned well to benefit substantially from such a recovery.

    We remain confident about the improving fundamentals in the biotechnology/healthcare sector, most notably to be seen in the form of key drug approvals. We also expect data points from springtime conferences to move stocks higher, adding to our overall positive view of the sector. Biotechnology is still one sector of the U.S. equity market where fundamentals continue to improve.

    At the same time, we expect volatility to remain high, a condition inherent in biotechnology/ healthcare investing. In our view, however, volatile stock prices provide long-term opportunity, and we see plenty of such opportunity for capital appreciation in selective names. Thus, we intend to stay focused on limiting the volatility of the Fund's performance while taking advantage of the long-term upward trend we believe the sector is experiencing. We continue to believe that biotechnology companies may emerge as one of the greatest growth prospects of this equity market and thus can be a key growth component to a diversified portfolio.

                                           AVERAGE ANNUAL RETURNS AS OF 4/30/02
                                                                                                                RETURN
                                                                                                                SINCE
                                                                                                              INCEPTION
                           6 MON             1 YR             3 YR             5 YR            10 YR          (6/14/00)
                       --------------   --------------   --------------   --------------   --------------   --------------
A SHARES AT NET ASSET
  VALUE..............          -16.50%          -18.33%       N/A              N/A              N/A                 -13.04%
A SHARES WITH MAXIMUM
  SALES CHARGE.......          -21.20%          -23.04%       N/A              N/A              N/A                 -15.74%

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
                 RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The index was developed with a base level of 200 as of October 18, 1991. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in this index. Both biotechnology and healthcare companies may be significantly affected by government regulations and government approvals of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in biotechnology and/or healthcare.

Because the fund is non-diversified, the Portfolio's risk is increased because the effect of each stock on the Fund's performance is greater.

TAX MANAGED EQUITY FUND

TERRY BANET AND TEAM, Portfolio Managers
JPMORGAN FLEMING ASSET MANAGEMENT

HOW DID YOU MANAGE THE FUND OVER THE PAST SIX MONTHS?

    We consistently seek high total return in the Tax Managed Equity Fund, with a view toward minimizing the impact of taxes on investors' returns. We use a proprietary tax-sensitive optimization model that provides input for portfolios and favors holdings in companies with sustainable competitive advantage and potential for long-term returns, returns from capital gains versus dividends, controlled capital gains realization and tax-lot accounting. Our cutting-edge tax management policies successfully kept tax liability to minimum, with no capital gains distributions to date since the inception of the Fund nearly three years ago. We conduct extensive fundamental research, employing a disciplined, primarily large-cap blend approach to portfolio construction. We maintain a sector neutral philosophy, focusing instead on bottom-up stock selection.

    As the semiannual period began, the U.S. equity markets advanced. Terrorism remained away from American soil, and military operations in Afghanistan met with early success. Economic indicators were mixed, although the National Bureau of Economic Research formally acknowledged in November that the U.S. had entered into a recession in March of 2001. The Federal Reserve Board reduced interest rates by an additional 0.50% and then made another interest rate cut of 0.25% in December, bringing the targeted federal funds rate down to just 1.75% by the end of the fourth quarter of 2001. In January and February, a number of companies with complex accounting practices were negatively impacted, as the ripple effects of Enron Corporation's financial troubles spread. The result was general equity market uncertainty and poor equity market performance. On the positive side, there were several signs of economic recovery. During March, investors finally heeded the signs of a recovering economy, and the U.S. equity markets responded positively. In April, investors again grew concerned about the relative pace of economic growth. From a tax-aware perspective, such equity market volatility provided opportunities to sell losing positions and use these losses to offset gains in the portfolio, thereby reducing investing-tax obligations.

    For the six months ended April 30, 2002, the Fund's Class A shares returned -1.54%. The Fund underperformed both the S&P 500 Index and its Lipper category average, which returned 2.31% and 1.79%, respectively, for the same period. While impacted by general market challenges, this Fund's performance is primarily attributable to neutral sector positioning during the semiannual period and to stock selection that produced mixed results.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

    The three biggest positive contributors to Fund performance during the semiannual period came from three different industries -- Target (retail), U.S. Bancorp (banks), and Ambac Financial Group (financial services). The Fund was prudently overweight in each of these companies. Target reported higher than anticipated fourth quarter 2001 earnings and its year-over-year revenue and earnings comparisons continued to be strong. Indeed, given investor concerns over accounting issues, balance sheets among most companies in the retail sector remain relatively clean and strong. U.S. Bancorp performed well, as its first quarter 2002 earnings came in at the high end of analysts' consensus. Compared to the prior quarter, its revenues were down 1% during the period, but the company's operating expenses were down 3%.

Ambac Financial Group reported first quarter 2002 earnings up 20% over one year earlier. We continue to believe that this company is one of the best risk-adjusted values in its sector. In the capital markets sector overall, we expect 2002 earnings to compare favorably with those of 2001.

    The biggest detractors from Fund performance during the semiannual period also came from different industries -- Tyco International (conglomerate) and Sprint PCS (telecommunications). Tyco continually traded downward, hurt both by accounting concerns and by its indecision as to whether it was breaking up its subsidiaries or not. Sprint was impacted by a weak telecommunications sector overall and by accounting concerns. We believe both of these companies are relatively cheap at current levels and remain well positioned within their industries. Thus we continue to hold both stocks in the Fund.

    From a sector perspective, our positions in the insurance sector contributed the most to Fund performance. In addition to Ambac Financial Group, Cigna contributed positively to Fund performance. Poor stock selection and an overweight position in the industrial cyclical sector hurt overall portfolio returns. In addition to Tyco, General Electric was also plagued during the period by negative headlines.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

    Looking ahead, investors appear to remain cautious on the U.S. equity markets. We see buyers sitting on the sidelines, as concerns over accounting issues and stock market valuations seem to override the upside of strong economic data. We continue to believe that the U.S. will experience economic recovery in the second half of 2002 and that corporate profits will improve, propelling, in turn, business spending.

    What is perhaps most important to remember is that, with holdings in both growth and value securities, our approach to tax-managed investing is designed to benefit from an upturn in either investment style. Furthermore, tax-aware investing may help increase the after-tax returns you actually receive in both rising and declining equity markets. At JPMorgan Fleming Asset Management, we pay attention to the different tax treatments of price appreciation, dividends, and short- and long-term capital gains. This emphasis on after-tax wealth continues to differentiate the Tax Managed Equity Fund from most other traditionally managed mutual funds that focus solely on pre-tax performance.

                                          AVERAGE ANNUAL RETURNS AS OF 4/30/02
                                                                                                               RETURN
                                                                                                                SINCE
                                                                                                              INCEPTION
                             6 MON            1 YR            3 YR             5 YR            10 YR          (3/1/99)
                         -------------   --------------   -------------   --------------   --------------   -------------
A SHARES AT NET ASSET
  VALUE................          -1.54%          -13.87%          -7.40%       N/A              N/A                 -4.32%
A SHARES WITH MAXIMUM
  SALES CHARGE.........          -7.17%          -18.82%          -9.22%       N/A              N/A                 -6.09%

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE
               DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON
               THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE
               FUND SHARES.

    *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in this index.

SUNAMERICA STOCK INDEX FUND

MAGALI E. AZEMA-BARAC AND TEAM, Portfolio Managers
AIG GLOBAL INVESTMENT CORP.

HOW DID YOU MANAGE THE FUND OVER THE PAST SIX MONTHS?

    First we should note that an index fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often called tracking differences. At the same time, a mutual fund that seeks to replicate an index provides a level of diversity that is difficult for an individual investor to match on his or her own.

    The SunAmerica Stock Index Fund seeks returns that are similar to the total return of the S&P 500 Index, by investing in equity securities of companies included in the S&P 500 Index. To track the benchmark as closely as possible, we manage this Fund quantitatively. Our team utilizes optimization, a statistical sampling technique that helps the stocks in the Fund replicate the industry weightings, market capitalizations and fundamental characteristics of the Index. In other words, the Fund's holdings are regularly compared to the S&P 500 holdings and adjustments are made for the Fund to match its benchmark. For all that, it is important to realize that the Stock Index Fund is a passively managed Fund.

    As for the equity market backdrop during the semiannual period, these months could be referred to as the "Enron" months. The fear that almost any stock could plunge into bankruptcy without proper warning from public financial statements created an environment in which individual stocks would fall quite sharply based purely on rumors. This increased stock volatility stressed the importance of the Stock Index Fund's matching of holdings as closely as possible and being broadly diversified in order not to be impacted by stock specific events.

    For the six months ended April 30, 2002, the Fund's Class A shares returned 2.02%. The Fund closely tracked both the S&P 500 Index and its Lipper category average, which returned 2.31% and 2.06%, respectively, for the same period. Benchmark returns do not reflect expenses that have been deducted from the Fund's return. It is important to remember that it is not possible to invest directly in an index.

WOULD YOU GIVE US SPECIFIC EXAMPLES OF COMPANIES THAT AFFECTED THE INDEX'S
  PERFORMANCE?

    Given that this is an Index Fund, we do not overweight or underweight specific sectors or stocks. What we can say, however, is that for the S&P 500 Index, the best industry performance during the semiannual period came from hotels and from trucking, each with a six-month return of more than 50%. Declining industries were led by telecommunications, wireless telephony, and utilities, each down more than 40%.

    Stocks with the greatest positive impact on this period's performance included Hilton Hotels (up 93%) and Cooper Tire (up 90%). The largest negative impact to the Index's performance during the semiannual period came from Worldcom, Qwest, and Tyco International, each with returns of -60% or more.

    The most notable event in the S&P 500 Index during the semiannual period was the Enron bankruptcy "forcing" its stock out of the Index. Semiconductor company Nvidia Corporation replaced Enron in the fourth calendar quarter. Nvidia designs, develops and markets three dimensional graphics processors and related software. The company's products provide interactive 3D graphics to the mainstream personal computer market. Also of note was the addition of Real Estate Investment Trusts (REITs) to the S&P 500 Index for the first time during the semiannual period.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

    At the end of the semiannual period, a new uncertainty entered the picture. Escalating Middle East violence caused oil prices to spike. This, combined with a potential increase in interest rates, might dampen the anticipated corporate profit recovery. How events unfold in the volatile region of the Middle East, whether the Federal Reserve Board officially moves to a tightening monetary policy, and the uncertain pace of economic recovery in the U.S. could all create a bumpy ride for the stock market in the next several months. Absent further escalation of risk factors, however, we remain very optimistic about the outlook of the stock market as a whole. We believe that the steady market decline of the past year or so is nearly ended and that many U.S. companies present attractive investment opportunities at depressed prices. Also, the S&P 500 Index balances growth companies with stocks that pay steady dividends, which may provide a cushion in volatile markets.

                                          AVERAGE ANNUAL RETURNS AS OF 4/30/02
                                                                                                               RETURN
                                                                                                                SINCE
                                                                                                              INCEPTION
                             6 MON            1 YR            3 YR             5 YR            10 YR          (11/2/98)
                         -------------   --------------   -------------   --------------   --------------   -------------
A SHARES AT NET ASSET
  VALUE................           2.02%          -13.31%          -6.39%       N/A              N/A                 -0.25%
A SHARES WITH MAXIMUM
  SALES CHARGE.........          -3.82%          -18.27%          -8.21%       N/A              N/A                 -1.93%

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE
               DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON
               THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE
               FUND SHARES.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. The S&P 500 Index is the Standard &
               Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in this index.

SUNAMERICA SCIENCE & TECHNOLOGY FUND

MICHAEL F. SOLA AND TEAM, Portfolio Managers
T. ROWE PRICE ASSOCIATES, INC.

HOW DID YOU MANAGE THE FUND OVER THE PAST SIX MONTHS?

    We manage the Science & Technology Fund by actively trading equity securities of companies expected to benefit from the development, advancement and application of science and technology, without regard to market capitalization. We may include companies involved in such areas as electronics (including hardware, software and components), communications, e-commerce (companies doing business through the Internet), information services, media, life sciences and health care, environmental services, chemicals and synthetic materials, and defense and aerospace. Investments in companies expected to benefit from technological advances may include companies not directly involved in research and development. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology.

    At T. Rowe Price, fundamental research is the foundation of our investment process and is integral to our portfolio management. Our team is staffed with security analysts, economists, statisticians, and support personnel that conduct original industry and company research by carefully studying financial statements and government filings, conducting on-site interviews, and speaking with competitors and suppliers.

    During the semiannual period, excess technology spending by corporations in 1999 and earlier continued to haunt technology shares. Our Fund was not immune. For the six months ended April 30, 2002, the Fund's Class A shares returned -7.86%. The Fund underperformed both the NASDAQ 100 Index and its Lipper category average, which returned -6.43% and -5.21%, respectively, for the same period.

    We sought to spread risk by using a "diversified concentration" approach within the science and technology investment objective. Our underweight position in the integrated telecommunications services industry was a major contributor to Fund returns as was our overweight position in data processing services. Holdings in pharmaceuticals companies also had a positive impact on performance. Our slight overweighting in Internet software and services was the largest detractor from Fund performance. An underweighting in semiconductor equipment also had a negative impact on returns.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

    The biggest positive contributors to Fund performance were Veritas Software (memory devices/storage management products), Maxim Integrated Products (semiconductor components/integrated circuits), and Electronic Arts (entertainment software). The biggest detractors from Fund performance were VeriSign (Internet security), Sanmina-SCI (electronic components), and Openwave Systems (Internet infrastructure software).

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

    We believe that a difficult environment has helped us identify most companies without solid, attainable business plans. We also believe many of the remaining companies have excellent long-term prospects and achievable goals. In support of this outlook is the anticipated economic recovery, which potentially bodes well for corporate profits and should lend support to domestic equities as the year progresses. Stock valuations have been contracting, aiding our ongoing search for quality purchases. More specifically, we believe that the steady price decline of the past year is nearly ended and that many technology companies present attractive investment opportunities at reasonable valuations. In all, then, we are optimistic about the long-term prospects for technology investors.

                                          AVERAGE ANNUAL RETURNS AS OF 4/30/02
                                                                                                               RETURN
                                                                                                               SINCE
                                                                                                             INCEPTION
                           6 MON             1 YR            3 YR             5 YR            10 YR           (3/1/00)
                       --------------   --------------   -------------   --------------   --------------   --------------
A SHARES AT NET ASSET
  VALUE..............           -7.86%          -41.28%       N/A             N/A              N/A                 -43.29%
A SHARES WITH MAXIMUM
  SALES CHARGE.......          -13.06%          -44.61%       N/A             N/A              N/A                 -44.82%

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE
               DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON
               THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE
               FUND SHARES.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. The Nasdaq-100 Index is a
               widely-recognized, unmanaged index of common stock prices that represents the largest and most active non-financial domestic and international securities listed on the NASDAQ stock market. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in this index.

SUNAMERICA LIFESTAGE FUNDS

(CONSERVATIVE GROWTH LIFESTAGE, MODERATE GROWTH LIFESTAGE, AND AGGRESSIVE GROWTH
  LIFESTAGE FUNDS)

    The SunAmerica funds of funds portfolio management team emphasizes long-term growth with downside protection. Portfolio allocations are determined by careful analysis of economic and stock market expectations as well as ongoing bottom-up fundamental analysis of each underlying Fund's portfolio holdings and investment style. Each LifeStage Fund invests in a mix of stock and bond mutual funds.

    At the beginning of the fourth quarter of 2001, many observers were convinced that the U.S. economy was about to move into a recovery. This view persisted into the first quarter of the new year but was tempered by several factors. These included lackluster capital spending, excess industrial capacity, escalating energy and commodity prices, and uncertain labor market conditions, as well as concerns over terrorism and various regional conflicts. In spite of these conditions, first quarter U.S. GDP rose at an annualized rate not seen since the mid-1990s. However, this growth was largely attributed to gains in productivity and inventory depletion as opposed to advances in payroll and the job market.

    For the U.S. equity markets, fourth quarter returns were strong across all capitalizations. Economically sensitive sectors, such as technology, capital goods and services, and transportation led the way. Surprisingly, consumer-related sectors (autos and housing included) were also strong due in no small part to the Federal Reserve Board's aggressive monetary policy. As 2001 came to a close, U.S. financial markets increasingly anticipated an economic recovery and discounted an improved outlook for corporate earnings. As U.S. equities rallied, they outperformed U.S. bonds, where corporate yield spreads narrowed in response to positive economic indicators. International markets also responded positively in the fourth quarter-generally following the U.S. market's lead, although expectations of a slower recovery and persistent recessionary conditions in Japan limited the upside.

    During the first months of 2002, sentiment changed. Equity markets were affected by investor uncertainty over growing conflicts in the Middle East as well as "Enron-like" blow-ups at other companies. Corporate earnings, which had been plagued by diminished capital spending and excess inventories, faced added difficulties as first quarter balance sheets began to reflect one-time accounting charges and write-offs. On the positive side, the modest nature of the economic recovery, coupled with benign inflation, made it unlikely that the Federal Reserve Board would move quickly to tighten money supply. In all, equity markets experienced much volatility and indices' returns were mixed.

    Our strategic re-allocations avoided taking substantial "bets," because we did not see sustainable trends taking hold. However, we did enhance diversification across asset classes during the period, which resulted in improved returns relative to the Funds' mutual fund Lipper averages on a year-to-date basis as compared with their six-month performance.

    The three LifeStage Funds were underweight equities and overweight bonds when the SunAmerica team began managing them in late November 2001. As a result, the Funds missed the majority of the equity market's run-up during the fourth quarter of last year. Believing that the market advance had close to exhausted itself, at least in the short term, we reallocated the Funds' equity holdings to a neutral position relative to their benchmarks. In addition, we viewed heightened volatility opportunistically to increase equity and credit exposure. In February, all three LifeStage Funds were reallocated to a slight overweight position in domestic equities with a growth stance relative to their benchmarks. The Conservative Growth LifeStage Fund took some profits on the Blue Chip Growth Fund in March. The Moderate Growth and the Aggressive Growth LifeStage Funds took some profits from their more aggressive positions, such as the Growth Opportunities Fund and the New Century Fund. In all cases, we maintained an overweighting in U.S. equities.

    We believe the outlook for U.S. equities remains positive. In general, we feel that investors are not questioning whether an economic recovery will occur, but only when it is likely to take hold and maintain a trend. This anticipatory view means that markets are likely to remain volatile, although investors have begun to discount the recovery.

    Overvaluations and corporate earnings difficulties limit near-term optimism and, we believe, are likely to cause a mid-year pause in U.S. equity performance. We expect this pause to be broad-based, affecting both value and growth segments of the market. U.S. small-cap equities are likely to be less exposed, as small-cap valuations are considered to be more attractive relative to their large-cap brethren. We believe international markets, including Japan, offer attractive valuations relative to the U.S. However, over the short-term, we remain concerned that foreign equity markets will continue to follow the lead of U.S. equities and not build sustainable positive trends until an economic recovery is set stateside. Later in 2002, we expect a more sustained, orderly U.S. stock market advance. As with the pause, we believe the advance will likely be broad-based. We also believe the advance will be driven by fundamentals. As such, we do not expect to see momentum-like trends at the sector level. We expect that overseas equities, including emerging markets, may exhibit relatively greater robustness once the recovery takes hold in the U.S.

    On the U.S. fixed income side, a steep yield curve points to economic recovery, but with it is the possibility of rising interest rates. While we do not anticipate such increases in the short term, we believe that in late 2002 to early 2003 some inflationary pressure is likely, as is tightening by the Federal Reserve Board. We expect the result to be rate increases, especially at the short-term end of the yield curve, but not a general upward shift in the curve. Until then, we view corporate bonds with wider yield spreads and fundamentally sound high yield bonds as relatively stronger performers.

                                       SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND
                                          AVERAGE ANNUAL RETURNS AS OF 4/30/02
                                                                                                               RETURN
                                                                                                               SINCE
                                                                                                             INCEPTION
                            6 MON            1 YR            3 YR             5 YR            10 YR          (11/2/98)
                        -------------   --------------   -------------   --------------   --------------   --------------
A SHARES AT NET ASSET
  VALUE...............           3.06%          -11.53%          -1.83%       N/A              N/A                   2.15%
A SHARES WITH MAXIMUM
  SALES CHARGE........          -2.90%          -16.66%          -3.74%       N/A              N/A                   0.43%

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE
               DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON
               THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE
               FUND SHARES.

                                        SUNAMERICA MODERATE GROWTH LIFESTAGE FUND
                                          AVERAGE ANNUAL RETURNS AS OF 4/30/02
                                                                                                               RETURN
                                                                                                               SINCE
                                                                                                             INCEPTION
                            6 MON            1 YR            3 YR             5 YR            10 YR          (11/2/98)
                        -------------   --------------   -------------   --------------   --------------   --------------
A SHARES AT NET ASSET
  VALUE...............           1.14%           -7.51%          -0.09%       N/A              N/A                   3.33%
A SHARES WITH MAXIMUM
  SALES CHARGE........          -4.66%          -12.80%          -2.04%       N/A              N/A                   1.59%

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE
               DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON
               THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE
               FUND SHARES.

                                      SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND
                                          AVERAGE ANNUAL RETURNS AS OF 4/30/02
                                                                                                               RETURN
                                                                                                               SINCE
                                                                                                             INCEPTION
                            6 MON            1 YR            3 YR             5 YR            10 YR          (11/2/98)
                        -------------   --------------   -------------   --------------   --------------   --------------
A SHARES AT NET ASSET
  VALUE...............           0.20%           -3.99%           1.52%       N/A              N/A                   4.25%
A SHARES WITH MAXIMUM
  SALES CHARGE........          -5.54%           -9.54%          -0.47%       N/A              N/A                   2.50%

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
               RESULTS. THE PERFORMANCE DATA DOES NOT REFLECT THE
               DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON
               THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE
               FUND SHARES.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES --APRIL 30, 2002 -- (UNAUDITED)

                                                  TAX                                    AGGRESSIVE     MODERATE     CONSERVATIVE
                                 BIOTECH/       MANAGED         STOCK       SCIENCE &      GROWTH        GROWTH         GROWTH
                                  HEALTH         EQUITY         INDEX      TECHNOLOGY     LIFESTAGE     LIFESTAGE     LIFESTAGE
                                   FUND           FUND          FUND          FUND          FUND          FUND           FUND
                               --------------------------------------------------------------------------------------------------
ASSETS:
Investments securities, at
 value*......................  $ 58,283,434   $101,306,781   $31,739,678   $12,517,291   $23,594,135   $29,812,851   $19,306,327
Short-term securities (cost
 equals market)..............            --      2,182,000       154,776            --            --            --            --
Repurchase agreements (cost
 equals market)..............     3,467,000             --     2,039,000        80,000            --            --            --
Deposit with brokers for
 securities sold short.......     2,725,276             --            --            --            --            --            --
Cash.........................     1,600,856            508           810           865            --        52,682        98,281
Receivable for investments
 sold........................    11,454,057             --            --        85,674       134,178       210,898       153,915
Receivable for shares of
 beneficial interest sold....       133,356         85,945       149,050        23,020        28,064        28,817        52,352
Interest and dividends
 receivable..................           169        101,306        24,213         2,864         3,838        18,637        21,401
Receivable for variation
 margin on futures
 contracts...................            --             --        25,203            --            --            --            --
Receivable from investment
 advisor.....................        15,235         19,280        17,312        10,790            --            --            --
Prepaid expenses.............           354            973         6,286           862            --            --            --
Miscellaneous receivable.....            --             --            --            --        10,014         6,328         6,836
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total assets.............    77,679,737    103,696,793    34,156,328    12,721,366    23,770,229    30,130,213    19,639,112
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
LIABILITIES:
Payable for investments
 purchased...................    11,515,407             --            --        58,919       159,076       232,529       145,315
Payable for shares of
 beneficial interest sold....       360,740        273,565        26,622        31,848         6,617         3,107        75,445
Accrued expenses.............       115,596        108,675        46,595        23,755            --            --            --
Distribution and service
 maintenance fees payable....        43,191         75,019        23,879         9,566         8,570         9,593         6,392
Investment advisory and
 management fees payable.....        42,612         76,214         7,738        10,114         1,952         2,466         1,608
Securities sold short, at
 value#......................     3,422,100             --            --            --            --            --            --
Due to custodian.............            --             --            --            --        56,772            --            --
Dividend payable on
 securities sold short.......         2,700             --            --            --            --            --            --
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Total liabilities........    15,502,346        533,473       104,834       134,202       232,987       247,695       228,760
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
      Net assets.............  $ 62,177,391   $103,163,320   $34,051,494   $12,587,164   $23,537,242   $29,882,518   $19,410,352
                               ============   ============   ===========   ===========   ===========   ===========   ===========
NET ASSETS WERE COMPOSED OF:
Shares of beneficial
 interest, $.0001 par
 value.......................  $        680   $        964   $       359   $       436   $       294   $       337   $       210
Paid-in capital..............    92,918,541    131,883,315    41,551,180    32,885,162    31,980,409    35,653,048    22,643,699
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
                                 92,919,221    131,884,279    41,551,539    32,885,598    31,980,703    35,653,385    22,643,909
Accumulated undistributed net
 investment income (loss)....      (683,935)      (308,979)       10,781      (124,105)      126,343       240,304       204,832
Accumulated undistributed net
 realized gain (loss) on
 investments, futures
 contracts, securities sold
 short and foreign
 currencies..................   (25,735,195)   (15,400,359)     (853,627)  (16,842,030)   (7,678,376)   (4,572,823)   (2,916,136)
Net unrealized appreciation
 (depreciation) on
 investments.................    (3,625,876)   (13,011,621)   (6,530,216)   (3,332,299)     (891,428)   (1,438,348)     (522,253)
Net unrealized appreciation
 (depreciation) on futures
 contracts...................            --             --      (126,983)           --            --            --            --
Net unrealized appreciation
 (depreciation) on securities
 sold short..................      (696,824)            --            --            --            --            --            --
                               ------------   ------------   -----------   -----------   -----------   -----------   -----------
    Net assets...............  $ 62,177,391   $103,163,320   $34,051,494   $12,587,164   $23,537,242   $29,882,518   $19,410,352
                               ============   ============   ===========   ===========   ===========   ===========   ===========
*Identified cost of
 investment securities.......  $ 61,909,310   $114,318,402   $38,269,894   $15,849,590   $24,485,563   $31,251,199   $19,828,580
                               ============   ============   ===========   ===========   ===========   ===========   ===========
#Proceeds from securities
 sold short..................  $  2,725,276   $         --   $        --   $        --   $        --   $        --   $        --
                               ============   ============   ===========   ===========   ===========   ===========   ===========

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

                                                    TAX                                  AGGRESSIVE     MODERATE     CONSERVATIVE
                                   BIOTECH/       MANAGED        STOCK      SCIENCE &      GROWTH        GROWTH         GROWTH
                                    HEALTH        EQUITY         INDEX      TECHNOLOGY    LIFESTAGE     LIFESTAGE     LIFESTAGE
                                     FUND          FUND          FUND          FUND         FUND          FUND           FUND
                                  -----------------------------------------------------------------------------------------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets......................  $22,950,194   $26,031,792   $ 8,712,831   $2,687,398   $ 3,670,852   $ 4,173,564    $3,532,849
Shares of beneficial interest
  issued and outstanding........    2,490,881     2,394,594       914,791     917,472        459,318       470,420       383,806
Net asset value and redemption
  price per share...............  $      9.21   $     10.87   $      9.52   $    2.93    $      7.99   $      8.87    $     9.20
Maximum sales charge (5.75% of
  offering price)...............         0.56          0.66          0.58        0.18           0.49          0.54          0.56
                                  -----------   -----------   -----------   ----------   -----------   -----------    ----------
Maximum offering price to
  public........................  $      9.77   $     11.53   $     10.10   $    3.11    $      8.48   $      9.41    $     9.76
                                  ===========   ===========   ===========   ==========   ===========   ===========    ==========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets......................  $21,393,775   $39,078,423   $23,017,009   $8,839,520   $12,966,618   $13,946,226    $8,988,063
Shares of beneficial interest
  issued and outstanding........    2,351,745     3,670,951     2,426,756   3,064,280      1,619,520     1,568,545       972,711
Net asset value, offering and
  redemption price per share
  (excluding any applicable
  contingent deferred sales
  charge).......................  $      9.10   $     10.65   $      9.48   $    2.88    $      8.01   $      8.89    $     9.24
                                  ===========   ===========   ===========   ==========   ===========   ===========    ==========
CLASS II (UNLIMITED SHARES AUTHORIZED):
Net assets......................  $17,833,422   $38,053,105   $ 2,321,654   $ 864,293    $   292,263   $   906,255    $  886,574
Shares of beneficial interest
  issued and outstanding........    1,957,941     3,569,724       246,222     307,204         36,157       101,816        95,680
Net asset value and redemption
  price per share (excluding any
  applicable contingent deferred
  sale charge)..................  $      9.11   $     10.66   $      9.43   $    2.81    $      8.08   $      8.90    $     9.27
Maximum sales charge (1.00% of
  offering price)...............         0.09          0.11          0.10        0.03           0.08          0.09          0.09
                                  -----------   -----------   -----------   ----------   -----------   -----------    ----------
Maximum offering price to
  public........................  $      9.20   $     10.77   $      9.53   $    2.84    $      8.16   $      8.99    $     9.36
                                  ===========   ===========   ===========   ==========   ===========   ===========    ==========
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets......................  $        --   $        --   $        --   $ 195,953    $ 6,607,509   $10,856,473    $6,002,866
Shares of beneficial interest
  issued and outstanding........           --            --            --      66,700        825,223     1,224,332       651,727
Net asset value, offering and
  redemption price per share....  $        --   $        --   $        --   $    2.94    $      8.01   $      8.87    $     9.21
                                  ===========   ===========   ===========   ==========   ===========   ===========    ==========

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF OPERATIONS --FOR THE SIX MONTHS ENDED APRIL 30, 2002 -- (UNAUDITED)

                                                     TAX                                 AGGRESSIVE     MODERATE     CONSERVATIVE
                                    BIOTECH/       MANAGED       STOCK      SCIENCE &      GROWTH        GROWTH         GROWTH
                                     HEALTH        EQUITY        INDEX     TECHNOLOGY     LIFESTAGE     LIFESTAGE     LIFESTAGE
                                      FUND          FUND         FUND         FUND          FUND          FUND           FUND
                                  -----------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Income:
  Interest......................  $     26,415   $    10,612   $  14,790   $    12,485   $        27   $       224    $      30
  Dividends*....................        28,816       786,267     216,653        10,555       299,486       461,781      366,228
                                  ------------   -----------   ---------   -----------   -----------   -----------    ---------
    Total investment income.....        55,231       796,879     231,443        23,040       299,513       462,005      366,258
                                  ------------   -----------   ---------   -----------   -----------   -----------    ---------
Expenses:
  Investment advisory and
   management fees..............       282,180       483,055      45,172        64,860        11,512        14,105        9,582
  Distribution and service
   maintenance fees-Class A.....        48,326        49,901      14,789         5,234         1,794         2,015        1,770
  Distribution and service
   maintenance fees-Class B.....       128,195       210,657     116,026        51,778        48,826        51,665       34,538
  Distribution and service
   maintenance
   fees-Class II+...............       109,969       215,070       9,024         5,292         1,040         2,932        2,564
  Service fees-Class I..........            --            --          --           344            --            --           --
  Transfer agent fees and
   expenses-Class A.............        38,986        35,316      13,232         4,865            --            --           --
  Transfer agent fees and
   expenses-Class B.............        36,098        51,580      36,400        16,399            --            --           --
  Transfer agent fees and
   expenses-Class II+...........        30,442        51,167       2,974         1,768            --            --           --
  Transfer agent fees and
   expenses-Class I.............            --            --          --         1,716            --            --           --
  Registration fees-Class A.....         7,860         8,432       4,161         3,485            --            --           --
  Registration fees-Class B.....         6,407        11,483       6,184         4,115            --            --           --
  Registration
   fees-Class II+...............         5,938        12,685       4,627         3,626            --            --           --
  Registration fees-Class I.....            --            --          --         3,144            --            --           --
  Printing expense..............        33,240        22,170      11,862         6,690            --            --           --
  Custodian fees and expenses...        25,786        26,772      23,957        21,034            --            --           --
  Audit and tax consulting
   fees.........................        11,075        11,740      13,531        13,290            --            --           --
  Legal fees and expenses.......         1,885         2,305       2,503         2,471            --            --           --
  Directors' fees and
   expenses.....................         2,522         4,045       1,065           925            --            --           --
  Interest expense..............        15,168            --          --            --            --            --           --
  Miscellaneous expenses........         2,067         3,037       1,155         1,000            --            --           --
                                  ------------   -----------   ---------   -----------   -----------   -----------    ---------
    Total expenses..............       786,144     1,199,415     306,662       212,036        63,172        70,717       48,454
    Less: expenses
     waived/reimbursed by
     investment advisor.........       (45,545)      (98,667)    (99,789)      (64,891)           --            --           --
    Less: custody credits earned
     on cash balances...........        (2,615)           --          --            --            --            --           --
                                  ------------   -----------   ---------   -----------   -----------   -----------    ---------
    Net expenses................       737,984     1,100,748     206,873       147,145        63,172        70,717       48,454
                                  ------------   -----------   ---------   -----------   -----------   -----------    ---------
Net investment income (loss)....      (682,753)     (303,869)     24,570      (124,105)      236,341       391,288      317,804
                                  ------------   -----------   ---------   -----------   -----------   -----------    ---------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
 investments....................    (8,104,003)   (4,412,230)   (113,934)   (2,104,126)   (2,680,123)   (1,351,614)    (686,570)
Net realized gain (loss) from
 capital gain distributions from
 underlying funds...............            --            --          --            --       190,574       206,108      110,236
Net realized gain (loss) on
 futures contracts..............            --            --     228,257            --            --            --           --
Net realized foreign exchange
 gain(loss) on other assets and
 liabilities....................            --            --          --        (1,458)           --            --           --
Net change in unrealized
 appreciation (depreciation) on
 investments....................    (3,913,142)    3,323,015     401,367     1,119,272     2,855,882       965,798      273,916
Net change in unrealized
 appreciation (depreciation) on
 futures contracts..............            --            --    (136,775)           --            --            --           --
Net change in unrealized
 appreciation (depreciation) on
 securities sold short..........        67,949            --          --            --            --            --           --
                                  ------------   -----------   ---------   -----------   -----------   -----------    ---------
Net realized and unrealized gain
 (loss) on investments, futures
 contracts, foreign currency and
 securities sold short..........   (11,949,196)   (1,089,215)    378,915      (986,312)      366,333      (179,708)    (302,418)
                                  ------------   -----------   ---------   -----------   -----------   -----------    ---------
NET INCREASE(DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................  $(12,631,949)  $(1,393,084)  $ 403,485   $(1,110,417)  $   602,674   $   211,580    $  15,386
                                  ============   ===========   =========   ===========   ===========   ===========    =========
*Net of foreign withholding
 taxes on dividends of..........  $         --   $       632   $     187   $       662   $        --   $        --    $      --
                                  ============   ===========   =========   ===========   ===========   ===========    =========

------------------
+ See note 2

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                BIOTECH/HEALTH FUND         TAX MANAGED EQUITY FUND         STOCK INDEX FUND
                                            ---------------------------   ---------------------------   -------------------------
                                              FOR THE                       FOR THE                       FOR THE
                                             SIX MONTHS      FOR THE       SIX MONTHS      FOR THE      SIX MONTHS      FOR THE
                                               ENDED           YEAR          ENDED           YEAR          ENDED         YEAR
                                             APRIL 30,        ENDED        APRIL 30,        ENDED        APRIL 30,       ENDED
                                                2002       OCTOBER 31,        2002       OCTOBER 31,       2002       OCTOBER 31,
                                            (UNAUDITED)        2001       (UNAUDITED)        2001       (UNAUDITED)      2001
                                            -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)............  $   (682,753)  $   (699,155)  $   (303,869)  $   (662,422)  $    24,570   $   122,987
  Net realized gain (loss) on
   investments............................    (8,104,003)   (17,168,408)    (4,412,230)    (6,189,990)     (113,934)      (92,698)
  Net realized gain (loss) from capital
   gain distributions from underlying
   funds..................................            --             --             --             --            --            --
  Net realized gain (loss) on futures
   contracts..............................            --             --             --             --       228,257      (946,028)
  Net realized foreign exchange gain
   (loss) on other assets and
   liabilities............................            --             --             --             --            --            --
  Net change in unrealized appreciation
   (depreciation) on investments..........    (3,913,142)    (7,269,307)     3,323,015    (30,489,775)      401,367    (8,980,472)
  Net change in unrealized appreciation
   (depreciation) on futures contracts....            --             --             --             --      (136,775)      118,837
  Net change in unrealized appreciation
   (depreciation) on securities sold
   short..................................        67,949       (764,773)            --             --            --            --
                                            ------------   ------------   ------------   ------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations................   (12,631,949)   (25,901,643)    (1,393,084)   (37,342,187)      403,485    (9,777,374)
                                            ------------   ------------   ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)....            --             --             --             --       (50,367)      (92,075)
  From net investment income (Class B)....            --             --             --             --        (4,344)      (71,582)
  From net investment income
   (Class II)+............................            --             --             --             --          (282)       (1,840)
  From net investment income (Class I)....            --             --             --             --            --            --
  From net realized gains on investments
   (Class A)..............................            --     (1,248,579)            --             --            --            --
  From net realized gains on investments
   (Class B)..............................            --       (965,588)            --             --            --            --
  From net realized gains on investments
   (Class II)+............................            --       (893,833)            --             --            --            --
  From net realized gains on investments
   (Class I)..............................            --             --             --             --            --            --
  In excess of net investment income
   (Class A)..............................            --             --             --             --            --            --
  In excess of net investment income
   (Class B)..............................            --             --             --             --            --            --
  In excess of net investment income
   (Class II)+............................            --             --             --             --            --            --
  In excess of net investment income
   (Class I)..............................            --             --             --             --            --            --
                                            ------------   ------------   ------------   ------------   -----------   -----------
  Total distributions to shareholders.....            --     (3,108,000)            --             --       (54,993)     (165,497)
                                            ------------   ------------   ------------   ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (NOTE 8).................................    (2,188,684)    31,676,139     (8,469,722)    12,246,560     2,773,799     6,862,842
                                            ------------   ------------   ------------   ------------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...   (14,820,633)     2,666,496     (9,862,806)   (25,095,627)    3,122,291    (3,080,029)
NET ASSETS:
Beginning of period.......................    76,998,024     74,331,528    113,026,126    138,121,753    30,929,203    34,009,232
                                            ------------   ------------   ------------   ------------   -----------   -----------
End of period*............................  $ 62,177,391   $ 76,998,024   $103,163,320   $113,026,126   $34,051,494   $30,929,203
                                            ============   ============   ============   ============   ===========   ===========
*Accumulated undistributed net investment
 income (loss)............................  $   (683,935)  $     (1,182)  $   (308,979)  $     (5,110)  $    10,781   $    41,204
                                            ============   ============   ============   ============   ===========   ===========

------------------
+ See note 2

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                                                  AGGRESSIVE GROWTH
                                                              SCIENCE & TECHNOLOGY FUND            LIFESTAGE FUND
                                                              --------------------------      -------------------------
                                                                FOR THE                         FOR THE
                                                              SIX MONTHS      FOR THE         SIX MONTHS      FOR THE
                                                                 ENDED          YEAR             ENDED         YEAR
                                                               APRIL 30,       ENDED           APRIL 30,       ENDED
                                                                 2002       OCTOBER 31,          2002       OCTOBER 31,
                                                              (UNAUDITED)       2001          (UNAUDITED)      2001
                                                              ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)..............................  $  (124,105)  $   (245,983)     $   236,341   $ 1,138,835
  Net realized gain (loss) on investments...................   (2,104,126)   (13,020,813)      (2,680,123)   (5,634,965)
  Net realized gain (loss) from capital gain distributions
   from underlying funds....................................           --             --          190,574            --
  Net realized gain (loss) on futures contracts.............           --             --               --            --
  Net realized foreign exchange gain (loss) on other assets
   and liabilities..........................................       (1,458)        (3,537)              --            --
  Net change in unrealized appreciation (depreciation) on
   investments..............................................    1,119,272     (3,671,908)       2,855,882    (2,073,257)
  Net change in unrealized appreciation (depreciation) on
   futures contracts........................................           --             --               --            --
  Net change in unrealized appreciation (depreciation) on
   securities sold short....................................           --             --               --            --
                                                              -----------   ------------      -----------   -----------
Net increase (decrease) in net assets resulting from
 operations.................................................   (1,110,417)   (16,942,241)         602,674    (6,569,387)
                                                              -----------   ------------      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)......................           --             --          (31,219)      (92,554)
  From net investment income (Class B)......................           --             --          (17,221)     (303,421)
  From net investment income (Class II)+....................           --             --             (344)       (4,253)
  From net investment income (Class I)......................           --             --          (61,214)     (119,238)
  From net realized gains on investments (Class A)..........           --             --               --      (550,156)
  From net realized gains on investments (Class B)..........           --             --               --    (1,910,717)
  From net realized gains on investments (Class II)+........           --             --               --       (29,011)
  From net realized gains on investments (Class I)..........           --             --               --      (672,123)
  In excess of net investment income (Class A)..............           --             --               --       (64,344)
  In excess of net investment income (Class B)..............           --             --               --      (210,939)
  In excess of net investment income (Class II)+............           --             --               --        (2,956)
  In excess of net investment income (Class I)..............           --             --               --       (82,894)
                                                              -----------   ------------      -----------   -----------
  Total distributions to shareholders.......................           --             --         (109,998)   (4,042,606)
                                                              -----------   ------------      -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8)................................     (144,563)     8,717,906        1,179,710     9,774,317
                                                              -----------   ------------      -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................   (1,254,980)    (8,224,335)       1,672,386      (837,676)
NET ASSETS:
Beginning of period.........................................   13,842,144     22,066,479       21,864,856    22,702,532
                                                              -----------   ------------      -----------   -----------
End of period*..............................................  $12,587,164   $ 13,842,144      $23,537,242   $21,864,856
                                                              ===========   ============      ===========   ===========
*Accumulated undistributed net investment income (loss).....  $  (124,105)  $         --      $   316,917   $        --
                                                              ===========   ============      ===========   ===========

------------------
+ See note 2

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                   MODERATE GROWTH              CONSERATIVE GROWTH
                                                                   LIFESTAGE FUND                 LIFESTAGE FUND
                                                              -------------------------      -------------------------
                                                                FOR THE                        FOR THE
                                                              SIX MONTHS      FOR THE        SIX MONTHS      FOR THE
                                                                 ENDED         YEAR             ENDED         YEAR
                                                               APRIL 30,       ENDED          APRIL 30,       ENDED
                                                                 2002       OCTOBER 31,         2002       OCTOBER 31,
                                                              (UNAUDITED)      2001          (UNAUDITED)      2001
                                                              --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)..............................  $   391,288   $ 1,239,680      $   317,804   $ 1,012,788
  Net realized gain (loss) on investments...................   (1,351,614)   (3,844,586)        (686,570)   (2,450,494)
  Net realized gain (loss) from capital gain distributions
   from underlying funds....................................      206,108            --          110,236            --
  Net realized gain (loss) on futures contracts.............           --            --               --            --
  Net realized foreign exchange gain (loss) on other assets
   and liabilities..........................................           --            --               --            --
  Net change in unrealized appreciation (depreciation) on
   investments..............................................      965,798    (1,549,213)         273,916      (269,158)
  Net change in unrealized appreciation (depreciation) on
   futures contracts........................................           --            --               --            --
  Net change in unrealized appreciation (depreciation) on
   securities sold short....................................           --            --               --            --
                                                              -----------   -----------      -----------   -----------
Net increase (decrease) in net assets resulting from
 operations.................................................      211,580    (4,154,119)          15,386    (1,706,864)
                                                              -----------   -----------      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)......................      (50,695)     (121,890)         (76,020)     (113,463)
  From net investment income (Class B)......................      (78,487)     (358,375)        (127,052)     (323,290)
  From net investment income (Class II)+....................       (4,373)       (5,990)          (8,928)       (7,646)
  From net investment income (Class I)......................     (129,438)     (177,985)        (128,001)     (148,339)
  From net realized gains on investments (Class A)..........           --      (398,753)              --      (315,942)
  From net realized gains on investments (Class B)..........           --    (1,232,240)              --      (958,817)
  From net realized gains on investments (Class II)+........           --       (24,654)              --       (20,326)
  From net realized gains on investments (Class I)..........           --      (553,984)              --      (408,729)
  In excess of net investment income (Class A)..............           --            --               --            --
  In excess of net investment income (Class B)..............           --            --               --            --
  In excess of net investment income (Class II)+............           --            --               --            --
  In excess of net investment income (Class I)..............           --            --               --            --
                                                              -----------   -----------      -----------   -----------
  Total distributions to shareholders.......................     (262,993)   (2,873,871)        (340,001)   (2,296,552)
                                                              -----------   -----------      -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8)................................    3,201,159    12,899,716          317,684     5,011,702
                                                              -----------   -----------      -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    3,149,746     5,871,726           (6,931)    1,008,286
NET ASSETS:
Beginning of period.........................................   26,732,772    20,861,046       19,417,283    18,408,997
                                                              -----------   -----------      -----------   -----------
End of period*..............................................  $29,882,518   $26,732,772      $19,410,352   $19,417,283
                                                              ===========   ===========      ===========   ===========
*Accumulated undistributed net investment income (loss).....  $   446,412   $   112,009      $   315,068   $   227,029
                                                              ===========   ===========      ===========   ===========

------------------
+See note 2

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

                                                       BIOTECH/HEALTH FUND
                                                   NET                     DIVIDENDS
                                      NET      GAIN (LOSS)      TOTAL        FROM      DISTRI-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM         NET      BUTIONS                ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-      INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT      CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   ---------   --------   --------   --------   ---------
                                                             CLASS A

6/14/00-
  10/31/00(3)........   $12.50      $(0.02)       $ 3.48        $ 3.46      $   --      $   --     $   --     $15.96      27.68%
10/31/01.............    15.96       (0.06)        (4.32)        (4.38)         --       (0.55)     (0.55)     11.03     (27.92)
4/30/02(8)...........    11.03       (0.08)        (1.74)        (1.82)         --          --         --       9.21     (16.50)

                                                             CLASS B
6/14/00-
  10/31/00(3)........   $12.50      $(0.05)       $ 3.47        $ 3.42      $   --      $   --     $   --     $15.92      27.36%
10/31/01.............    15.92       (0.14)        (4.31)        (4.45)         --       (0.55)     (0.55)     10.92     (28.45)
4/30/02(8)...........    10.92       (0.11)        (1.71)        (1.82)         --          --         --       9.10     (16.67)

                                                            CLASS II
6/14/00-
  10/31/00(3)........   $12.50      $(0.05)       $ 3.48        $ 3.43      $   --      $   --     $   --     $15.93      27.44%
10/31/01.............    15.93       (0.14)        (4.31)        (4.45)         --       (0.55)     (0.55)     10.93     (28.43)
4/30/02(8)...........    10.93       (0.11)        (1.71)        (1.82)         --          --         --       9.11     (16.65)
---------------------------------------------------------------------------------------------------------------------------------

                                          BIOTECH/HEALTH FUND

                         NET                          RATIO OF NET
                        ASSETS       RATIO OF          INVESTMENT
                        END OF       EXPENSES        INCOME (LOSS)
       PERIOD           PERIOD      TO AVERAGE         TO AVERAGE      PORTFOLIO
        ENDED          (000'S)      NET ASSETS         NET ASSETS      TURNOVER
---------------------  --------   ---------------   ----------------   ---------
                                                CLASS A
6/14/00-
  10/31/00(3)........  $30,489     1.55%(4)(5)(6)    (0.28)%(4)(5)(6)      112%
10/31/01.............   27,865     1.55(5)(6)        (0.50)(5)(6)          333
4/30/02(8)...........   22,950     1.55(4)(5)(7)     (1.40)(4)(5)(7)       159
                                                CLASS B
6/14/00-
  10/31/00(3)........  $23,457     2.20%(4)(5)(6)    (1.08)%(4)(5)(6)      112%
10/31/01.............   25,552     2.20(5)(6)        (1.18)(5)(6)          333
4/30/02(8)...........   21,394     2.20(4)(5)(7)     (2.05)(4)(5)(7)       159
                                               CLASS II
6/14/00-
  10/31/00(3)........  $20,386     2.20%(4)(5)(6)    (1.07)%(4)(5)(6)      112%
10/31/01.............   23,581     2.20(5)(6)        (1.17)(5)(6)          333
4/30/02(8)...........   17,833     2.20(4)(5)(7)     (2.05)(4)(5)(7)       159
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of operations
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                             10/31/00(4)   10/31/01    4/30/02(4)
                                             -----------   ---------   ----------
      Biotech/Health Fund Class A..........      0.49%        0.19%       0.13%
      Biotech/Health Fund Class B..........      0.96         0.21        0.12
      Biotech/Health Fund Class II.........      1.09         0.20        0.12

(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable
(7) The ratio reflects an expense cap which is net of custody credits of 0.01% or waiver/reimbursements if applicable.
(8) Unaudited

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     TAX MANAGED EQUITY FUND
                                                   NET                     DIVIDENDS
                                      NET      GAIN (LOSS)      TOTAL        FROM      DISTRI-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM         NET      BUTIONS                ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-      INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT      CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   ---------   --------   --------   --------   ---------
                                                             CLASS A

3/01/99-
  10/31/99(3)........   $12.50      $   --        $ 1.15        $ 1.15      $   --      $   --     $   --     $13.65       9.20%
10/31/00.............    13.65       (0.02)         0.91          0.89          --          --         --      14.54       6.52
10/31/01.............    14.54          --         (3.50)        (3.50)         --          --         --      11.04     (24.07)
4/30/02(7)...........    11.04          --         (0.17)        (0.17)         --          --         --      10.87      (1.54)

                                                             CLASS B

3/01/99-
  10/31/99(3)........   $12.50      $(0.06)       $ 1.14        $ 1.08      $   --      $   --     $   --     $13.58       8.64%
10/31/00.............    13.58       (0.11)         0.91          0.80          --          --         --      14.38       5.89
 10/31/01............    14.38       (0.08)        (3.45)        (3.53)         --          --         --      10.85     (24.55)
4/30/02(7)...........    10.85       (0.04)        (0.16)        (0.20)         --          --         --      10.65      (1.84)

                                                            CLASS II

3/01/99-
  10/31/99(3)........   $12.50      $(0.06)       $ 1.16        $ 1.10      $   --      $   --     $   --     $13.60       8.80%
10/31/00.............    13.60       (0.11)         0.91          0.80          --          --         --      14.40       5.88
10/31/01.............    14.40       (0.08)        (3.46)        (3.54)         --          --         --      10.86     (24.58)
4/30/02(7)...........    10.86       (0.04)        (0.16)        (0.20)         --          --         --      10.66      (1.84)
---------------------------------------------------------------------------------------------------------------------------------

                                        TAX MANAGED EQUITY FUND

                         NET                          RATIO OF NET
                        ASSETS       RATIO OF          INVESTMENT
                        END OF       EXPENSES        INCOME (LOSS)
       PERIOD           PERIOD      TO AVERAGE         TO AVERAGE      PORTFOLIO
        ENDED          (000'S)      NET ASSETS         NET ASSETS      TURNOVER
---------------------  --------   ---------------   ----------------   ---------
                                                CLASS A
3/01/99-
  10/31/99(3)........  $25,067     1.45%(4)(5)(6)    (0.02)%(4)(5)(6)       9%
10/31/00.............   38,802     1.45(5)(6)        (0.14)(5)(6)           7
10/31/01.............   28,739     1.45(5)(6)        (0.03)(5)(6)          19
4/30/02(7)...........   26,032     1.45(4)(5)        (0.05)(4)(5)          10
                                                CLASS B
3/01/99-
  10/31/99(3)........  $27,524     2.10%(4)(5)(6)    (0.74)%(4)(5)(6)       9%
10/31/00.............   47,972     2.10(5)(6)        (0.79)(5)(6)           7
 10/31/01............   40,677     2.10(5)(6)        (0.68)(5)(6)          19
4/30/02(7)...........   39,078     2.10(4)(5)        (0.70)(4)(5)          10
                                               CLASS II
3/01/99-
  10/31/99(3)........  $27,884     2.10%(4)(5)(6)    (0.75)%(4)(5)(6)       9%
10/31/00.............   51,348     2.10(5)(6)        (0.79)(5)(6)           7
10/31/01.............   43,610     2.10(5)(6)        (0.68)(5)(6)          19
4/30/02(7)...........   38,053     2.10(4)(5)        (0.70)(4)(5)          10
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of operations
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                             10/31/99(4)   10/31/00    10/31/01    4/30/02(4)
                                             -----------   ---------   ---------   ----------
      Tax Managed Equity Fund Class A......      1.07%        0.23%       0.15%       0.18%
      Tax Managed Equity Fund Class B......      0.84         0.22        0.15        0.17
      Tax Managed Equity Fund Class II.....      0.83         0.22        0.14        0.17

(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable
(7) Unaudited

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        STOCK INDEX FUND
                                                                            DIVI-
                                                   NET                      DENDS       DIS-
                                      NET      GAIN (LOSS)      TOTAL        FROM      TRIBU-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM        NET       TIONS                 ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-     INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT     CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME     GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   --------   --------   --------   --------   ---------
                                                            CLASS A

11/01/98-10/31/99(3)...  $10.00     $ 0.11        $ 2.32        $ 2.43      $(0.11)    $   --     $(0.11)    $12.32      24.36%
10/31/00.............    12.32        0.14          0.47          0.61       (0.10)     (0.08)     (0.18)     12.75       4.91
10/31/01.............    12.75        0.09         (3.32)        (3.23)      (0.13)        --      (0.13)      9.39     (25.53)
4/30/02(6)...........     9.39        0.06          0.13          0.19       (0.06)        --      (0.06)      9.52       2.02

                                                            CLASS B
11/01/98-10/31/99(3)...  $10.00     $ 0.02        $ 2.23        $ 2.25      $(0.02)    $   --     $(0.02)    $12.23      22.55%
10/31/00.............    12.23        0.05          0.46          0.51       (0.02)     (0.08)     (0.10)     12.64       4.21
10/31/01.............    12.64        0.02         (3.29)        (3.27)      (0.04)        --      (0.04)      9.33     (25.97)
4/30/02(6)...........     9.33          --          0.15          0.15          --         --         --       9.48       1.63

                                                            CLASS II
7/17/00-10/31/00(3)...  $13.38      $ 0.01        $(0.83)       $(0.82)     $(0.01)    $   --     $(0.01)    $12.55      (5.21)%
10/31/01.............    12.55        0.02         (3.26)        (3.24)      (0.04)        --      (0.04)      9.27     (25.92)
4/30/02(6)...........     9.27          --          0.16          0.16          --         --         --       9.43       1.75
--------------------------------------------------------------------------------------------------------------------------------

                                       STOCK INDEX FUND

                         NET                   RATIO OF NET
                        ASSETS     RATIO OF     INVESTMENT
                        END OF     EXPENSES    INCOME (LOSS)
       PERIOD           PERIOD    TO AVERAGE    TO AVERAGE     PORTFOLIO
        ENDED          (000'S)    NET ASSETS    NET ASSETS     TURNOVER
---------------------  --------   ----------   -------------   ---------
                                            CLASS A
11/01/98-10/31/99(3).  $ 5,634     0.82%(5)       1.08%(5)          14%
10/31/00.............    8,543     0.78(5)        1.12(5)            2
10/31/01.............    7,639     0.75(5)        0.85(5)            3
4/30/02(6)...........    8,713     0.75(4)(5)     0.63(4)(5)        --
                                            CLASS B
11/01/98-10/31/99(3).  $15,040     1.57%(5)       0.37%(5)          14%
10/31/00.............   24,966     1.49(5)        0.42(5)            2
10/31/01.............   21,905     1.38(5)        0.22(5)            3
4/30/02(6)...........   23,017     1.40(4)(5)    (0.01)(4)(5)       --
                                           CLASS II
7/17/00-10/31/00(3)..  $   500     1.35%(4)(5)    0.30%(4)(5)        2%
10/31/01.............    1,385     1.39(5)        0.15(5)            3
4/30/02(6)...........    2,321     1.40(4)(5)    (0.05)(4)(5)       --
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of operations
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                             10/31/99    10/31/00    10/31/01    4/30/02(4)
                                             ---------   ---------   ---------   ----------
      Stock Index Fund Class A.............     0.71%       0.34%       1.10%       0.60%
      Stock Index Fund Class B.............     0.41        0.34        1.11        0.56
      Stock Index Fund Class II............       --        0.40(4)     1.10        1.04

(6) Unaudited

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   SCIENCE & TECHNOLOGY FUND
                                                                            DIVI-
                                                   NET                      DENDS       DIS-
                                      NET      GAIN (LOSS)      TOTAL        FROM      TRIBU-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM        NET       TIONS                 ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-     INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT     CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME     GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   --------   --------   --------   --------   ---------
                                                            CLASS A

3/1/00-10/31/00(3)...   $10.00      $(0.04)       $(1.88)       $(1.92)     $   --     $   --     $   --     $ 8.08     (19.20)%
10/31/01.............     8.08       (0.04)        (4.86)        (4.90)         --         --         --       3.18     (60.64)
4/30/02(6)...........     3.18       (0.02)        (0.23)        (0.25)         --         --         --       2.93      (7.86)

                                                            CLASS B
3/1/00-10/31/00(3)...   $10.00      $(0.07)       $(1.90)       $(1.97)     $   --     $   --     $   --     $ 8.03     (19.70)%
10/31/01.............     8.03       (0.07)        (4.82)        (4.89)         --         --         --       3.14     (60.90)
4/30/02(6)...........     3.14       (0.03)        (0.23)        (0.26)         --         --         --       2.88      (8.28)

                                                            CLASS II
7/12/00-10/31/00(3)...  $ 8.48      $(0.03)(3)    $(0.63)       $(0.66)     $   --     $   --     $   --     $ 7.82      (7.78)%
10/31/01.............     7.82       (0.07)        (4.69)        (4.76)         --         --         --       3.06     (60.87)
4/30/02(6)...........     3.06       (0.03)        (0.22)        (0.25)         --         --         --       2.81      (8.17)

                                                            CLASS I
3/1/00-10/31/00......   $10.00      $(0.03)(3)    $(1.89)       $(1.92)     $   --     $   --     $   --     $ 8.08     (19.20)%
10/31/01.............     8.08       (0.40)        (4.49)        (4.89)         --         --         --       3.19     (60.52)
4/30/02(6)...........     3.19       (0.02)        (0.23)        (0.25)         --         --         --       2.94      (7.84)
--------------------------------------------------------------------------------------------------------------------------------

                                   SCIENCE & TECHNOLOGY FUND

                         NET                    RATIO OF NET
                        ASSETS     RATIO OF      INVESTMENT
                        END OF     EXPENSES     INCOME (LOSS)
       PERIOD           PERIOD    TO AVERAGE     TO AVERAGE     PORTFOLIO
        ENDED          (000'S)    NET ASSETS     NET ASSETS     TURNOVER
---------------------  --------   -----------   -------------   ---------
                                            CLASS A
3/1/00-10/31/00(3)...  $ 4,623    1.24%(4)(5)   (0.64)%(4)(5)      120%
10/31/01.............    2,673    1.34(5)       (0.89)(5)          129
4/30/02(6)...........    2,687    1.50(4)(5)    (1.19)(4)(5)        47
                                            CLASS B
3/1/00-10/31/00(3)...  $15,840    1.91%(4)(5)   (1.37)%(4)(5)      120%
10/31/01.............    9,408    1.99(5)       (1.55)(5)          129
4/30/02(6)...........    8,840    2.15(4)(5)    (1.84)(4)(5)        47
                                            CLASS II
7/12/00-10/31/00(3)..  $ 1,065    1.71%(4)(5)   (1.11)%(4)(5)      120%
10/31/01.............      940    2.01(5)       (1.57)(5)          129
4/30/02(6)...........      864    2.15(4)(5)    (1.84)(4)(5)        47
                                            CLASS I
3/1/00-10/31/00......  $   539    1.20%(4)(5)   (0.48)%(4)(5)      120%
10/31/01.............      821    1.28(5)       (0.85)(5)          129
4/30/02(6)...........      196    1.40(4)(5)    (1.07)(4)(5)        47
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of operations
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                             10/31/00(4)   10/31/01    4/30/02(4)
                                             -----------   ---------   ----------
      Science & Technology Fund Class A....      0.68%        2.10%       0.91%
      Science & Technology Fund Class B....      0.68         2.11        0.75
      Science & Technology Fund                  0.66         2.10        1.37
        Class II...........................
      Science & Technology Fund Class I....      0.68         2.10        3.80

(6) Unaudited

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AGGRESSIVE GROWTH LIFESTAGE FUND
                                                                                                                       DISTRI-
                                                                                            DIVI-                      BUTIONS
                                                             NET                            DENDS          DIS-           IN
                                             NET         GAIN (LOSS)         TOTAL           FROM         TRIBU-        EXCESS
                           NET ASSET       INVEST-        ON INVEST-          FROM           NET          TIONS         OF NET
                            VALUE,          MENT         MENTS (BOTH        INVEST-        INVEST-         FROM        INVEST-
       PERIOD              BEGINNING       INCOME        REALIZED AND         MENT           MENT        CAPITAL         MENT
        ENDED              OF PERIOD      (LOSS)(1)      UNREALIZED)       OPERATIONS       INCOME        GAINS         INCOME
---------------------      ---------      ---------      ------------      ----------      --------      --------      --------
                                                            CLASS A

11/1/98-10/31/99(3)..       $10.00          $0.07           $ 1.91           $ 1.98         $(0.06)       $   --        $   --
10/31/00.............        11.92           1.39             0.53             1.92          (0.98)        (0.15)           --
10/31/01.............        12.71           0.51            (3.28)           (2.77)         (0.30)        (1.62)        (0.20)
4/30/02(6)...........         7.82           0.10             0.14             0.24          (0.07)           --            --

                                                            CLASS B
11/1/98-10/31/99(3)..       $10.00          $0.06           $ 1.89           $ 1.95         $(0.05)       $   --        $   --
10/31/00.............        11.90           1.46             0.48             1.94          (0.96)        (0.15)           --
10/31/01.............        12.73           0.44            (3.28)           (2.84)         (0.27)        (1.62)        (0.19)
4/30/02(6)...........         7.81           0.07             0.14             0.21          (0.01)           --            --

                                                           CLASS II
8/10/00-10/31/00(3)..       $13.03          $0.86           $(1.09)          $(0.23)        $   --        $   --        $   --
10/31/01.............        12.80           0.44            (3.29)           (2.85)         (0.27)        (1.62)        (0.19)
4/30/02(6)...........         7.87           0.07             0.15             0.22          (0.01)           --            --

                                                            CLASS I
11/1/98-10/31/99(3)..       $10.00          $0.07(3)        $ 1.90           $ 1.97         $(0.06)       $   --        $   --
10/31/00.............        11.91           1.59             0.34             1.93          (0.96)        (0.15)           --
10/31/01.............        12.73           0.46            (3.23)           (2.77)         (0.30)        (1.62)        (0.20)
4/30/02(6)...........         7.84           0.10             0.15             0.25          (0.08)           --            --
-------------------------------------------------------------------------------------------------------------------------------

                                                  AGGRESSIVE GROWTH LIFESTAGE FUND

                                                                                                RATIO OF NET
                                       NET                          NET          RATIO OF        INVESTMENT
                                      ASSET                        ASSETS        EXPENSES          INCOME
                        TOTAL         VALUE,                       END OF       TO AVERAGE        (LOSS) TO
       PERIOD          DISTRI-        END OF         TOTAL         PERIOD          NET             AVERAGE         PORTFOLIO
        ENDED          BUTIONS        PERIOD       RETURN(2)      (000'S)       ASSETS(5)       NET ASSETS(5)      TURNOVER
---------------------  --------      --------      ---------      --------      ----------      -------------      ---------
                                                              CLASS A
11/1/98-10/31/99(3)..   $(0.06)       $11.92         19.65%       $ 1,929        0.10%             0.63%                9%
10/31/00.............    (1.13)        12.71         16.27          4,064        0.12             10.81                53
10/31/01.............    (2.12)         7.82        (24.89)         3,417        0.20              5.62                86
4/30/02(6)...........    (0.07)         7.99          3.06          3,671        0.20(4)           2.38(4)            126
                                                              CLASS B
11/1/98-10/31/99(3)..   $(0.05)       $11.90         19.52%       $ 4,915        0.10%             0.66%                9%
10/31/00.............    (1.11)        12.73         16.30         13,450        0.24             11.51                53
10/31/01.............    (2.08)         7.81        (25.39)        12,695        0.85              4.82                86
4/30/02(6)...........    (0.01)         8.01          2.69         12,967        0.85(4)           1.75(4)            126
                                                              CLASS II
8/10/00-10/31/00(3)..   $   --        $12.80         (1.77)%      $   184        0.73%(4)         39.30%(4)            53%
10/31/01.............    (2.08)         7.87        (25.33)           235        0.85              4.82                86
4/30/02(6)...........    (0.01)         8.08          2.80            292        0.85(4)           1.73(4)            126
                                                              CLASS I
11/1/98-10/31/99(3)..   $(0.06)       $11.91         19.71%       $ 1,547        0.10%             0.62%                9%
10/31/00.............    (1.11)        12.73         16.22          5,004        0.15             12.62                53
10/31/01.............    (2.12)         7.84        (24.81)         5,518        0.10              5.12                86
4/30/02(6)...........    (0.08)         8.01          3.19          6,607        0.10(4)           2.52(4)            126
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of operations
(4) Annualized
(5) Amounts do not include the activity of the underlying funds
(6) Unaudited

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 MODERATE GROWTH LIFESTAGE FUND
                                                                            DIVI-
                                                   NET                      DENDS       DIS-
                                      NET      GAIN (LOSS)      TOTAL        FROM      TRIBU-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM        NET       TIONS                 ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-     INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT     CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME     GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   --------   --------   --------   --------   ---------
                                                            CLASS A

11/1/98-10/31/99(3)...  $10.00      $ 0.14        $ 1.39        $ 1.53      $(0.13)    $   --     $(0.13)    $11.40      15.20%
10/31/00.............    11.40        0.99          0.50          1.49       (0.73)     (0.09)     (0.82)     12.07      13.27
10/31/01.............    12.07        0.55         (2.21)        (1.66)      (0.38)     (1.15)     (1.53)      8.88     (15.06)
4/30/02(6)...........     8.88        0.14         (0.04)         0.10       (0.11)        --      (0.11)      8.87       1.14

                                                            CLASS B
11/1/98-10/31/99(3)...  $10.00      $ 0.12        $ 1.41        $ 1.53      $(0.11)    $   --     $(0.11)    $11.42      15.26%
10/31/00.............    11.42        1.02          0.47          1.49       (0.74)     (0.09)     (0.83)     12.08      13.22
10/31/01.............    12.08        0.47         (2.19)        (1.72)      (0.34)     (1.15)     (1.49)      8.87     (15.56)
4/30/02(6)...........     8.87        0.11         (0.04)         0.07       (0.05)        --      (0.05)      8.89       0.79

                                                            CLASS II
7/12/00-10/31/00(3)...  $12.77      $ 0.73        $(1.03)       $(0.30)     $(0.36)    $   --     $(0.36)    $12.11      (2.30)%
10/31/01.............    12.11        0.28         (2.02)        (1.74)      (0.34)     (1.15)     (1.49)      8.88     (15.69)
4/30/02(6)...........     8.88        0.10         (0.03)         0.07       (0.05)        --      (0.05)      8.90       0.79

                                                            CLASS I
11/1/98-10/31/99(3)...  $10.00      $ 0.15        $ 1.38        $ 1.53      $(0.14)    $   --     $(0.14)    $11.39      15.35%
10/31/00.............    11.39        1.16          0.32          1.48       (0.72)     (0.09)     (0.81)     12.06      13.10
10/31/01.............    12.06        0.47         (2.12)        (1.65)      (0.38)     (1.15)     (1.53)      8.88     (14.97)
4/30/02(6)...........     8.88        0.14         (0.02)         0.12       (0.13)        --      (0.13)      8.87       1.27
--------------------------------------------------------------------------------------------------------------------------------

                                  MODERATE GROWTH LIFESTAGE FUND

                         NET                      RATIO OF NET
                        ASSETS      RATIO OF       INVESTMENT
                        END OF      EXPENSES        INCOME TO
       PERIOD           PERIOD     TO AVERAGE        AVERAGE      PORTFOLIO
        ENDED          (000'S)    NET ASSETS(5)   NET ASSETS(5)   TURNOVER
---------------------  --------   -------------   -------------   ---------
                                             CLASS A
11/1/98-10/31/99(3)..  $ 1,918       0.10%           1.33%            11%
10/31/00.............    3,396       0.12            8.27             47
10/31/01.............    3,876       0.20            5.68             79
4/30/02(6)...........    4,174       0.20(4)         3.06(4)         125
                                             CLASS B
11/1/98-10/31/99(3)..  $ 5,553       0.10%           1.40%            11%
10/31/00.............   11,843       0.23            8.53             47
10/31/01.............   13,412       0.85            4.83             79
4/30/02(6)...........   13,946       0.85(4)         2.42(4)         125
                                             CLASS II
7/12/00-10/31/00(3)..  $   183       0.80%(4)       19.82%(4)         47%
10/31/01.............      738       0.85            2.96             79
4/30/02(6)...........      906       0.85(4)         2.33(4)         125
                                             CLASS I
11/1/98-10/31/99(3)..  $ 1,537       0.10%           1.42%            11%
10/31/00.............    5,439       0.15            9.91             47
10/31/01.............    8,707       0.10            4.90             79
4/30/02(6)...........   10,857       0.10(4)         3.19(4)         125
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of operations
(4) Annualized
(5) Amounts do not include the activity of the underlying funds
(6) Unaudited

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               CONSERVATIVE GROWTH LIFESTAGE FUND
                                                                            DIVI-
                                                   NET                      DENDS       DIS-
                                      NET      GAIN (LOSS)      TOTAL        FROM      TRIBU-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM        NET       TIONS                 ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-     INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT     CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME     GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   --------   --------   --------   --------   ---------
                                                            CLASS A

11/1/98-10/31/99(3)...  $10.00       $0.21        $ 1.02        $ 1.23      $(0.20)    $   --     $(0.20)    $11.03      12.30%
10/31/00.............    11.03        0.87          0.39          1.26       (0.60)     (0.10)     (0.70)     11.59      11.61
10/31/01.............    11.59        0.55         (1.40)        (0.85)      (0.37)     (0.99)     (1.36)      9.38      (7.91)
4/30/02(6)...........     9.38        0.17         (0.15)         0.02       (0.20)        --      (0.20)      9.20       0.20

                                                            CLASS B
11/1/98-10/31/99(3)...  $10.00       $0.18        $ 1.05        $ 1.23      $(0.17)    $   --     $(0.17)    $11.06      12.21%
10/31/00.............    11.06        0.81          0.45          1.26       (0.59)     (0.10)     (0.69)     11.63      11.66
10/31/01.............    11.63        0.50         (1.43)        (0.93)      (0.33)     (0.99)     (1.32)      9.38      (8.60)
4/30/02(6)...........     9.38        0.14         (0.15)        (0.01)      (0.13)        --      (0.13)      9.24      (0.15)

                                                            CLASS II
7/20/00-10/31/00(3)...  $11.95       $0.74        $(0.73)       $ 0.01      $(0.27)    $   --     $(0.27)    $11.69       0.06%
10/31/01.............    11.69        0.34         (1.31)        (0.97)      (0.33)     (0.99)     (1.32)      9.40      (8.93)
4/30/02(6)...........     9.40        0.13         (0.13)           --       (0.13)        --      (0.13)      9.27      (0.05)

                                                            CLASS I
11/1/98-10/31/99(3)...  $10.00       $0.21        $ 1.02        $ 1.23      $(0.20)    $   --     $(0.20)    $11.03      12.24%
10/31/00.............    11.03        0.91          0.33          1.24       (0.58)     (0.10)     (0.68)     11.59      11.54
10/31/01.............    11.59        0.54         (1.38)        (0.84)      (0.37)     (0.99)     (1.36)      9.39      (7.80)
4/30/02(6)...........     9.39        0.17         (0.13)         0.04       (0.22)        --      (0.22)      9.21       0.34
--------------------------------------------------------------------------------------------------------------------------------

                                CONSERVATIVE GROWTH LIFESTAGE FUND

                                                  RATIO OF NET
                         NET                       INVESTMENT
                        ASSETS      RATIO OF      INCOME (LOSS)
                        END OF      EXPENSES           TO
       PERIOD           PERIOD     TO AVERAGE        AVERAGE      PORTFOLIO
        ENDED          (000'S)    NET ASSETS(5)   NET ASSETS(5)   TURNOVER
---------------------  --------   -------------   -------------   ---------
                                             CLASS A
11/1/98-10/31/99(3)..  $ 1.790       0.10%           2.01%             10%
10/31/00.............    3,420       0.12            7.62              45
10/31/01.............    3,459       0.20            5.63              85
4/30/02(6)...........    3,533       0.20(4)         3.64(4)          151
                                             CLASS B
11/1/98-10/31/99(3)..  $ 5,880       0.10%           2.11%             10%
10/31/00.............   10,354       0.23            7.15              45
10/31/01.............    9,908       0.83            5.08              85
4/30/02(6)...........    8,988       0.85(4)         2.93(4)          151
                                             CLASS II
7/20/00-10/31/00(3)..  $   150       0.86%(4)       22.43%(4)          45%
10/31/01.............      642       0.85            3.43              85
4/30/02(6)...........      887       0.85(4)         2.84(4)          151
                                             CLASS I
11/1/98-10/31/99(3)..  $ 1,508       0.10%           2.01%             10%
10/31/00.............    4,484       0.15            8.15              45
10/31/01.............    5,409       0.10            5.46              85
4/30/02(6)...........    6,002       0.10(4)         3.78(4)          151
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of operations
(4) Annualized
(5) Amounts do not include the activity of the underlying funds
(6) Unaudited

See Notes to Financial Statements

SUNAMERICA BIOTECH/HEALTH FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED)

                                                       VALUE
      SECURITY DESCRIPTION            SHARES         (NOTE 3)

COMMON STOCK-LONG POSITIONS -- 93.7%
BIOMEDICAL -- 15.7%
  Genzyme Corp.+.................       20,000    $       818,800
  IDEC Pharmaceuticals Corp.+....       70,000          3,846,500
  Immunex Corp.+.................      100,000          2,714,000
  Novavax, Inc.+.................       78,500            392,500
  Transkaryotic Therapies,
    Inc.+........................       50,000          1,993,000
                                                  ---------------
                                                        9,764,800
                                                  ---------------
BIOTECHNOLOGY -- 9.2%
  Genta, Inc.+...................      200,000          2,687,400
  Medarex, Inc.+@................      200,000          2,028,000
  Medicines Co.+.................      100,000            980,000
                                                  ---------------
                                                        5,695,400
                                                  ---------------
DISTRIBUTION -- 2.1%
  Caremark Rx, Inc...............       60,000          1,290,000
                                                  ---------------
GENOMICS -- 4.2%
  CuraGen Corp.+.................       49,500            427,185
  Introgen Therapeutics, Inc.+...       75,000            322,500
  Myriad Genetics, Inc.+.........       40,000            950,400
  Protein Design Labs, Inc.+.....       50,000            898,000
                                                  ---------------
                                                        2,598,085
                                                  ---------------
HEALTH MAINTENANCE ORGANIZATIONS -- 7.0%
  Centene Corp...................      170,000          4,384,300
                                                  ---------------
HEALTH SERVICES -- 5.2%
  AMN Healthcare Services,
    Inc..........................      100,000          3,081,000
  Medical Staffing Network
    Holdings, Inc.+..............        7,500            181,800
                                                  ---------------
                                                        3,262,800
                                                  ---------------
MEDICAL DEVICES -- 6.9%
  Integra LifeSciences Holdings
    Corp.+@......................      135,000          2,632,500
  St. Jude Medical, Inc.+........       20,000          1,664,200
                                                  ---------------
                                                        4,296,700
                                                  ---------------
MEDICAL DRUGS -- 13.2%
  Accredo Health, Inc............       30,000          1,941,900
  MedImmune, Inc.+...............       80,000          2,672,000
  OSI Pharmaceuticals, Inc.+.....       80,000          2,557,600
  Telik, Inc.+...................      100,000          1,040,000
                                                  ---------------
                                                        8,211,500
                                                  ---------------
MEDICAL INSTRUMENTS -- 3.3%
  Conceptus, Inc.+...............      115,000          2,080,350
                                                  ---------------

                                          SHARES/
                                         PRINCIPAL
                                           AMOUNT             VALUE
       SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)

MEDICAL SUPPLIES -- 4.5%
  Alcon, Inc.+.....................           20,000     $       693,000
  Charles River Laboratories
    International, Inc.+@..........           70,000           2,096,500
                                                         ---------------
                                                               2,789,500
                                                         ---------------
PHARMACEUTICALS -- 2.7%
  Axcan Pharma, Inc................           63,000             836,640
  Salix Pharmaceuticals, Ltd.+.....           55,200             818,009
                                                         ---------------
                                                               1,654,649
                                                         ---------------
THERAPEUTICS -- 19.7%
  Cell Therapeutics, Inc...........          150,000           1,863,000
  CV Therapeutics, Inc.............           30,000             868,200
  Forest Laboratories, Inc.+.......           25,000           1,928,500
  Gilead Sciences, Inc.+...........           20,000             622,400
  Progenics Pharmaceuticals,
    Inc.+..........................           25,000             348,750
  Scios, Inc.+.....................          150,000           4,639,500
  Serono SA ADR+@..................          100,000           1,985,000
                                                         ---------------
                                                              12,255,350
                                                         ---------------
TOTAL COMMON STOCK LONG-POSITIONS -- 93.7%
    (cost $61,909,310).............                           58,283,434
                                                         ---------------
REPURCHASE AGREEMENT -- 5.6%
  State Street Bank & Trust Co.
    Joint Repurchase Agreement
    (Note 3) (cost $3,467,000).....     $      3,467           3,467,000
                                                         ---------------
TOTAL INVESTMENTS -- 99.3%
    (cost $65,376,310).............                           61,750,434
                                                         ---------------
COMMON STOCK-SHORT POSITIONS -- (5.5%)
HEALTH MAINTENANCE ORGANIZATIONS -- (2.9%)
  Pacificare Health Systems, Inc.,
    Class A+.......................          (60,000)         (1,815,600)
                                                         ---------------
PHARMACEUTICALS -- (2.6%)
  Medicis Pharmaceutical Corp.,
    Class A+.......................          (30,000)         (1,606,500)
                                                         ---------------
TOTAL COMMON STOCK-SHORT POSITIONS
  (proceeds $2,725,276)............                           (3,422,100)
                                                         ---------------
Other assets less liabilities......              6.2           3,849,057
                                                         ---------------
NET ASSETS --......................            100.0%    $    62,177,391
                                                         ===============

------------

+                       Non-income producing security
@                       The security or a portion thereof represents
                        collateral for the securities sold short.
ADR                     ("American Depository Receipt")

See Notes to Financial Statements

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED)

                                                      VALUE
      SECURITY DESCRIPTION           SHARES          (NOTE 3)

COMMON STOCK -- 98.2%
APPAREL & TEXTILES -- 0.6%
  Jones Apparel Group, Inc.+....       15,000    $        584,250
                                                 ----------------
BANKS -- 3.6%
  Bank One Corp.................       42,000           1,716,540
  U.S. Bancorp..................       85,831           2,034,195
                                                 ----------------
                                                        3,750,735
                                                 ----------------
BROADCASTING & MEDIA -- 4.5%
  AOL Time Warner, Inc.+........       48,650             925,323
  Comcast Corp., Class A+.......       36,700             981,725
  Liberty Media Corp., Class
    A+..........................       81,200             868,840
  News Corp., Ltd. ADR..........       38,600           1,018,268
  Viacom, Inc., Class B+........       17,000             800,700
                                                 ----------------
                                                        4,594,856
                                                 ----------------
CHEMICALS -- 1.1%
  Air Products & Chemicals,
    Inc.........................       15,000             720,750
  Potash Corp. of
    Saskatchewan................        6,000             384,780
                                                 ----------------
                                                        1,105,530
                                                 ----------------
COMMUNICATION EQUIPMENT -- 0.3%
  Motorola, Inc.................       18,000             277,200
                                                 ----------------
COMPUTER SOFTWARE -- 4.3%
  Microsoft Corp.+..............       65,100           3,402,126
  NCR Corp.+....................       20,000             777,200
  Veritas Software Corp.+.......       10,000             283,400
                                                 ----------------
                                                        4,462,726
                                                 ----------------
COMPUTERS & BUSINESS EQUIPMENT -- 5.3%
  Dell Computer Corp.+..........       26,000             684,840
  Intel Corp....................       77,200           2,208,692
  International Business
    Machines Corp...............       19,800           1,658,448
  Sun Microsystems, Inc.+.......      112,400             919,432
                                                 ----------------
                                                        5,471,412
                                                 ----------------
CONGLOMERATE -- 5.3%
  General Electric Co...........      122,800           3,874,340
  Tyco International, Ltd.......       89,500           1,651,275
                                                 ----------------
                                                        5,525,615
                                                 ----------------
                                                      VALUE
      SECURITY DESCRIPTION           SHARES          (NOTE 3)

ELECTRONICS -- 3.8%
  Altera Corp.+.................       25,000    $        514,000
  Applied Materials, Inc.+......       20,000             486,400
  Johnson Controls, Inc.........       19,600           1,690,500
  Linear Technology Corp........        7,000             272,020
  Texas Instruments, Inc........       29,800             921,714
                                                 ----------------
                                                        3,884,634
                                                 ----------------
ENERGY SERVICES -- 1.7%
  Baker Hughes, Inc.............       46,000           1,733,280
                                                 ----------------
ENERGY SOURCES -- 8.3%
  ChevronTexaco Corp............       28,000           2,427,880
  DTE Energy Co.................       30,000           1,360,200
  Exxon Mobil Corp..............      119,620           4,805,135
                                                 ----------------
                                                        8,593,215
                                                 ----------------
FINANCIAL SERVICES -- 9.2%
  Capital One Financial Corp....       25,000           1,497,250
  Citigroup, Inc................       78,333           3,391,819
  E*TRADE Group, Inc.+..........       40,000             301,600
  Goldman Sachs Group, Inc......       25,002           1,968,907
  Wachovia Corp.................       32,400           1,232,496
  Washington Mutual, Inc........       30,850           1,163,971
                                                 ----------------
                                                        9,556,043
                                                 ----------------
FOOD, BEVERAGE & TOBACCO -- 5.5%
  Coca-Cola Co..................       31,400           1,743,014
  Kraft Foods, Inc., Class A....       21,100             865,944
  PepsiCo, Inc..................       17,300             897,870
  Philip Morris Cos., Inc.......       39,300           2,139,099
                                                 ----------------
                                                        5,645,927
                                                 ----------------
FOREST PRODUCTS -- 1.3%
  Temple-Inland, Inc............       25,900           1,371,146
                                                 ----------------
HEALTH SERVICES -- 2.1%
  CIGNA Corp....................       20,000           2,180,000
                                                 ----------------
HOUSEHOLD PRODUCTS -- 3.6%
  Colgate-Palmolive Co..........        7,000             371,070
  Gillette Co...................       30,200           1,071,496
  Procter & Gamble Co...........       25,300           2,283,578
                                                 ----------------
                                                        3,726,144
                                                 ----------------

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)


                                                      VALUE
      SECURITY DESCRIPTION           SHARES          (NOTE 3)
COMMON STOCK -- (CONTINUED)
INSURANCE -- 4.0%
  Allstate Corp.................       20,000    $        794,800
  AMBAC Financial Group, Inc....       30,900           1,942,374
  American International Group,
    Inc.#.......................       11,580             800,410
  Marsh & McLennan Cos., Inc....        6,400             646,912
                                                 ----------------
                                                        4,184,496
                                                 ----------------
MACHINERY -- 2.5%
  Danaher Corp..................       20,000           1,431,600
  Deere & Co....................       25,400           1,136,904
                                                 ----------------
                                                        2,568,504
                                                 ----------------
MEDICAL PRODUCTS -- 2.6%
  Johnson & Johnson Co..........       41,944           2,678,544
                                                 ----------------
METALS & MINING -- 1.2%
  Alcoa, Inc....................       35,928           1,222,630
                                                 ----------------
PHARMACEUTICALS -- 9.1%
  Amgen, Inc.+..................       13,000             687,440
  Bristol-Myers Squibb Co.......       29,100             838,080
  Eli Lilly & Co................       30,400           2,007,920
  Pfizer, Inc...................       49,325           1,792,964
  Pharmacia Corp................       32,200           1,327,606
  Schering-Plough Corp..........       33,700             920,010
  Wyeth.........................       32,300           1,841,100
                                                 ----------------
                                                        9,415,120
                                                 ----------------
RETAIL STORES -- 7.4%
  Home Depot, Inc...............       42,550           1,973,043
  Target Corp...................       34,200           1,492,830
  TJX Cos, Inc..................       30,000           1,307,400
  Wal-Mart Stores, Inc..........       50,300           2,809,758
                                                 ----------------
                                                        7,583,031
                                                 ----------------

                                         SHARES/
                                        PRINCIPAL
                                          AMOUNT             VALUE
       SECURITY DESCRIPTION           (IN THOUSANDS)        (NOTE 3)

TELECOMMUNICATIONS -- 5.5%
  Cisco Systems, Inc.+............          118,400     $      1,734,560
  Qualcomm, Inc.+.................           15,000              452,400
  SBC Communications, Inc.........           42,900            1,332,474
  Sprint Corp. -- PCS Group+......           31,400              351,994
  Verizon Communications, Inc.....           44,730            1,794,120
                                                        ----------------
                                                               5,665,548
                                                        ----------------
TRANSPORTATION -- 1.3%
  Union Pacific Corp..............           22,500            1,278,000
                                                        ----------------
U.S. GOVERNMENT AGENCIES --1.6%
  Fannie Mae......................           21,500            1,696,995
                                                        ----------------
UTILITIES -- 2.5%
  American Electric Power, Inc....           27,000            1,236,600
  Pinnacle West Capital Corp......           30,000            1,314,600
                                                        ----------------
                                                               2,551,200
                                                        ----------------
TOTAL INVESTMENT
  SECURITIES -- 98.2%
  (cost $114,318,402).............                           101,306,781
                                                        ----------------
SHORT-TERM INVESTMENTS -- 2.1%
  Time Deposit with State Street
    Bank & Trust Co. 4.00% due
    05/01/02 (cost $2,182,000)....     $      2,182            2,182,000
                                                        ----------------
TOTAL INVESTMENTS
  (cost $116,500,402).............            100.3%         103,488,781
Liabilities in excess of other
  assets..........................             (0.3)            (325,461)
                                       ------------     ----------------
NET ASSETS........................            100.0%    $    103,163,320
                                       ============     ================

------------

+                       Non-income producing security
ADR                     ("American Depository Receipt")
#                       Security represents an investment in an affiliated
                        company

See Notes to Financial Statements

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED)

                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)

COMMON STOCK -- 93.2%
AEROSPACE & MILITARY TECHNOLOGY -- 1.7%
  Boeing Co........................           2,700    $       120,420
  General Dynamics Corp............             650             63,108
  Goodrich Corp....................             330             10,534
  Honeywell International, Inc.....           2,620             96,102
  Lockheed Martin Corp.............           1,430             89,947
  Northrop Grumman Corp............             360             43,438
  Raytheon Co......................           1,260             53,298
  Rockwell Collins, Inc............             590             14,054
  United Technologies Corp.........           1,520            106,658
                                                       ---------------
                                                               597,559
                                                       ---------------
APPAREL & TEXTILES -- 0.4%
  Cintas Corp......................             550             28,473
  Jones Apparel Group, Inc.+.......             400             15,580
  Liz Claiborne, Inc...............             340             10,639
  Nike, Inc........................             860             45,864
  Reebok International, Ltd.+......             190              5,254
  V.F. Corp........................             360             15,757
                                                       ---------------
                                                               121,567
                                                       ---------------
AUTOMOTIVE -- 1.1%
  Cooper Tire & Rubber Co..........             230              5,704
  Dana Corp........................             480              9,725
  Delphi Corp......................           1,800             27,990
  Ford Motor Co....................           5,830             93,280
  General Motors Corp..............           1,790            114,828
  Genuine Parts Co.................             560             19,326
  Goodyear Tire & Rubber Co........             530             11,793
  Harley Davidson, Inc.............             970             51,400
  Snap-on, Inc.....................             190              6,019
  TRW, Inc.........................             410             22,562
  Visteon Corp.....................             420              6,485
                                                       ---------------
                                                               369,112
                                                       ---------------
BANKS -- 4.1%
  Amsouth BanCorp..................           1,170             26,571
  Bank of America Corp.............           5,060            366,749
  Bank of New York Co., Inc........           2,370             86,718
  Bank One Corp....................           3,760            153,671
  BB&T Corp........................           1,480             56,358
  Comerica, Inc....................             570             35,825
  Fifth Third BanCorp..............           1,880            128,949
  FleetBoston Financial Corp.......           3,360            118,608
  Huntington Bancshares, Inc.......             810             16,435
  KeyCorp..........................           1,360             38,230
  Marshall & Ilsley Corp...........             340             21,641
                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)

BANKS -- (CONTINUED)
  Mellon Financial Corp............           1,425    $        53,808
  National City Corp...............           1,960             61,152
  SunTrust Banks, Inc..............             930             63,221
  U.S. Bancorp.....................           6,140            145,518
  Zions Bancorp....................             300             16,224
                                                       ---------------
                                                             1,389,678
                                                       ---------------
BROADCASTING & MEDIA -- 3.1%
  AOL Time Warner, Inc.+...........          14,250            271,035
  Clear Channel Communications,
    Inc.+..........................           1,920             90,144
  Comcast Corp., Class A+..........           3,040             81,320
  Dow Jones & Co., Inc.............             270             14,680
  Gannett Co., Inc.................             850             62,305
  Interpublic Group Cos., Inc......           1,220             37,674
  Knight-Ridder, Inc...............             270             18,090
  Mcgraw-Hill Cos., Inc............             620             39,674
  Meredith Corp....................             160              6,851
  New York Times Co................             490             22,814
  Omnicom Group....................             600             52,344
  Scientific-Atlanta, Inc..........             500             10,000
  Tribune Co.......................             960             42,403
  Univision Communications, Inc.,
    Class A+.......................             680             27,173
  Viacom, Inc., Class B+...........           5,710            268,941
                                                       ---------------
                                                             1,045,448
                                                       ---------------
BUSINESS SERVICES -- 1.1%
  Allied Waste Industries, Inc.+...             630              7,648
  Ball Corp........................             180              8,559
  Cendant Corp.+...................           3,160             56,848
  Centex Corp......................             200             11,260
  Convergys Corp.+.................             550             15,218
  Crane Co.........................             190              5,240
  De Luxe Corp.....................             210              9,215
  Equifax, Inc.....................             470             12,840
  Fluor Corp.......................             260             10,746
  W.W. Grainger, Inc...............             300             16,821
  Masco Corp.......................           1,480             41,588
  Pactiv Corp.+....................             510             10,542
  Paychex, Inc.....................           1,210             45,169
  Pitney Bowes, Inc................             790             33,259
  Robert Half International,
    Inc.+..........................             560             14,706
  RR Donnelley & Sons Co...........             360             11,506
  Sealed Air Corp.+................             270             12,061
  Waste Management, Inc............           2,020             53,207

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)


                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)
COMMON STOCK -- (CONTINUED)
BUSINESS SERVICES -- (CONTINUED)
  Waters Corp.+....................             420    $        11,319
                                                       ---------------
                                                               387,752
                                                       ---------------
CHEMICALS -- 1.3%
  Air Products & Chemicals, Inc....             730             35,077
  Bemis Co., Inc...................             170              9,049
  Dow Chemical Co..................           2,900             92,220
  Du Pont (E.I.) de Nemours & Co...           3,300            146,850
  Eastman Chemical Co..............             250             11,025
  Ecolab, Inc......................             410             18,003
  Engelhard Corp...................             420             12,776
  Great Lakes Chemical Corp........             160              4,118
  Hercules, Inc.+..................             350              4,270
  PPG Industries, Inc..............             540             28,248
  Praxair, Inc.....................             520             29,692
  Rohm & Haas Co...................             710             26,348
  Sigma-Aldrich Corp...............             240             11,371
  Vulcan Materials Co..............             330             15,187
                                                       ---------------
                                                               444,234
                                                       ---------------
COMMUNICATION EQUIPMENT -- 0.7%
  Advanced Micro Devices, Inc.+....           1,090             12,186
  Lucent Technologies, Inc.+.......          11,020             50,692
  Motorola, Inc....................           7,160            110,264
  Nortel Networks Corp.+...........          10,310             35,054
  Palm, Inc.+......................           1,860              5,896
  Tellabs, Inc.+...................           1,320             11,207
                                                       ---------------
                                                               225,299
                                                       ---------------
COMPUTER SOFTWARE -- 5.0%
  Adobe Systems, Inc...............             760             30,369
  Autodesk, Inc....................             360              6,620
  Automatic Data Processing, Inc...           2,000            101,680
  BMC Software, Inc.+..............             780             11,279
  Citrix Systems, Inc.+............             600              6,960
  Computer Associates
    International, Inc.............           1,860             34,596
  Computer Sciences Corp.+.........             550             24,667
  Compuware Corp.+.................           1,200              9,408
  Electronic Data Systems Corp.....           1,550             84,103
  First Data Corp..................           1,230             97,773
  Fiserv, Inc.+....................             610             27,121
  Intuit, Inc.+....................             690             27,034
  Mercury Interactive Corp.........             270             10,063
  Microsoft Corp.+.................          17,430            910,892
  NCR Corp.+.......................             310             12,047
                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)

COMPUTER SOFTWARE -- (CONTINUED)
  Novell, Inc.+....................           1,170    $         4,329
  Nvidia Corp.+....................             470             16,361
  Oracle Corp.+....................          17,690            177,607
  Parametric Technology Corp.+.....             840              3,394
  PeopleSoft, Inc.+................             980             22,707
  Rational Software Corp.+.........             630              9,179
  Sapient Corp.+...................             410              2,001
  Siebel Systems, Inc.+............           1,490             36,043
  Unisys Corp......................           1,040             14,040
  Veritas Software Corp.+..........           1,290             36,558
                                                       ---------------
                                                             1,716,831
                                                       ---------------
COMPUTERS & BUSINESS EQUIPMENT -- 5.0%
  Apple Computer, Inc.+............           1,140             27,668
  Compaq Computer Corp.............           5,480             55,622
  Dell Computer Corp.+.............           8,390            220,993
  EMC Corp.+.......................           7,130             65,168
  Gateway, Inc.+...................           1,040              5,699
  Hewlett-Packard Co...............           6,250            106,875
  Intel Corp.......................          21,600            617,976
  International Business Machines
    Corp...........................           5,540            464,030
  Lexmark International Group,
    Inc.+ .........................             420             25,108
  Network Appliance, Inc.+.........           1,070             18,671
  Sun Microsystems, Inc.+..........          10,460             85,563
  Xerox Corp.+.....................           2,320             20,532
                                                       ---------------
                                                             1,713,905
                                                       ---------------
CONGLOMERATE -- 4.2%
  3M Co............................           1,260            158,508
  General Electric Co..............          31,980          1,008,969
  ITT Industries, Inc..............             290             20,259
  Schlumberger, Ltd................           1,860            101,835
  Textron, Inc.....................             460             22,623
  Tyco International, Ltd..........           6,430            118,634
                                                       ---------------
                                                             1,430,828
                                                       ---------------
ELECTRONICS -- 3.1%
  Agilent Technologies, Inc.+......           1,490             44,774
  Altera Corp.+....................           1,240             25,494
  American Power Conversion
    Corp.+.........................             630              8,096
  Analog Devices, Inc.+............           1,170             43,243
  Applied Materials, Inc.+.........           5,280            128,410
  Applied Micro Circuits Corp.+....             960              6,480
  Broadcom Corp., Class A+.........             840             28,980

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)


                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)
COMMON STOCK -- (CONTINUED)
ELECTRONICS -- (CONTINUED)
  Conexant Systems, Inc.+..........             820    $         8,364
  Cooper Industries, Inc...........             300             13,140
  Edison International+............           1,050             19,058
  Emerson Electric Co..............           1,350             72,076
  Jabil Circuit, Inc.+.............             640             13,062
  Johnson Controls, Inc............             280             24,150
  KLA-Tencor Corp.+................             600             35,382
  Linear Technology Corp...........           1,020             39,637
  LSI Logic Corp.+.................           1,180             15,163
  Maxim Integrated Products,
    Inc.+..........................           1,050             52,290
  Micron Technology, Inc.+.........           1,930             45,741
  Millipore Corp...................             150              5,993
  Molex, Inc.......................             630             21,181
  National Semiconductor Corp.+....             570             17,966
  Novellus Systems, Inc.+..........             460             21,804
  PMC-Sierra, Inc.+................             530              8,247
  Power-One, Inc...................             250              2,090
  QLogic Corp.+....................             300             13,713
  Rockwell Automation Corp.........             590             12,667
  Sanmina-SCI Corp.+...............           1,680             17,472
  Solectron Corp...................           2,640             19,272
  Symbol Technologies, Inc.........             740              6,260
  TECO Energy, Inc.................             450             12,528
  Tektronix, Inc.+.................             300              6,600
  Teradyne, Inc.+..................             580             19,111
  Texas Instruments, Inc...........           5,590            172,899
  Thomas & Betts Corp..............             190              4,465
  Vitesse Semiconductor Corp.+.....             640              3,827
  Xcel Energy, Inc.................           1,190             30,262
  Xilinx, Inc.+....................           1,080             40,781
                                                       ---------------
                                                             1,060,678
                                                       ---------------
ENERGY SERVICES -- 0.5%
  Baker Hughes, Inc................           1,080             40,694
  Dynegy, Inc., Class A............           1,130             20,340
  Halliburton Co...................           1,380             23,446
  McDermott International, Inc.+...             200              3,194
  Nabors Industries, Inc.+.........             450             20,498
  Noble Drilling Corp.+............             430             18,641
  Rowan Cos., Inc.+................             300              7,614
  Transocean Sedco Forex, Inc......           1,030             36,565
                                                       ---------------
                                                               170,992
                                                       ---------------
ENERGY SOURCES -- 6.2%
  Amerada Hess Corp................             290             22,295
  Anadarko Petroleum Corp..........             800             43,056
                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)

ENERGY SOURCES -- (CONTINUED)
  Apache Corp......................             440    $        25,665
  Ashland, Inc.....................             220              8,983
  Burlington Resources, Inc........             650             28,880
  ChevronTexaco Corp...............           3,430            297,415
  Conoco, Inc......................           2,010             56,381
  Devon Energy Corp................             500             24,655
  DTE Energy Co....................             520             23,577
  El Paso Corp.....................           1,640             65,600
  EOG Resources, Inc...............             370             15,744
  Exxon Mobil Corp.................          22,020            884,543
  Kerr-Mcgee Corp..................             320             19,136
  Keyspan Corp.....................             450             15,885
  Kinder Morgan, Inc...............             400             19,364
  Marathon Oil Corp................           1,000             29,060
  Nicor, Inc.......................             140              6,549
  Nisource, Inc....................             670             14,807
  Occidental Petroleum Corp........           1,200             34,500
  Peoples Energy Corp..............             110              4,290
  Phillips Petroleum Co............           1,230             73,566
  Royal Dutch Petroleum Co.........           6,840            357,458
  Sempra Energy....................             670             17,132
  Sunoco, Inc......................             240              8,251
  Unocal Corp......................             790             29,380
                                                       ---------------
                                                             2,126,172
                                                       ---------------
ENTERTAINMENT PRODUCTS -- 0.2%
  Brunswick Corp...................             280              7,893
  Eastman Kodak Co.................             940             30,277
  Hasbro, Inc......................             560              8,949
  Mattel, Inc......................           1,390             28,690
                                                       ---------------
                                                                75,809
                                                       ---------------
FINANCIAL SERVICES -- 8.3%
  American Express Co..............           4,290            175,933
  Bear Stearns Cos., Inc...........             320             19,821
  Capital One Financial Corp.......             690             41,324
  Charles Schwab Corp..............           4,400             50,116
  Charter One Financial, Inc.......             720             25,474
  Citigroup, Inc...................          16,560            717,048
  Concord EFS, Inc.+...............           1,640             53,448
  Countrywide Credit
    Industries, Inc................             400             18,684
  Franklin Resources, Inc..........             840             35,196
  Golden West Financial Corp.......             510             34,879
  H & R Block, Inc.................             590             23,671
  Household International, Inc.....           1,470             85,686
  J.P. Morgan Chase & Co...........           6,350            222,885

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)


                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)
COMMON STOCK -- (CONTINUED)
FINANCIAL SERVICES -- (CONTINUED)
  Lehman Brothers Holdings, Inc....             790    $        46,610
  MBNA Corp........................           2,740             97,133
  Merrill Lynch & Co., Inc.........           2,710            113,657
  Moodys Corp......................             500             21,790
  Morgan Stanley
    Dean Witter & Co...............           3,550            169,406
  Northern Trust Corp..............             720             38,246
  PNC Financial Services
    Group, Inc.....................             930             51,289
  Providian Financial Corp.........             920              6,532
  Regions Financial Corp...........             730             25,601
  South Trust Corp.................           1,120             29,882
  State Street Corp................           1,050             53,665
  Stilwell Financial, Inc..........             710             15,166
  Synovus Financial Corp...........             940             25,418
  T Rowe Price Group, Inc..........             400             14,028
  USA Education, Inc...............             510             48,883
  Union Planters Corp..............             440             22,048
  Wachovia Corp....................           4,380            166,615
  Washington Mutual, Inc...........           3,100            116,963
  Wells Fargo & Co.................           5,460            279,279
                                                       ---------------
                                                             2,846,376
                                                       ---------------
FOOD, BEVERAGE & TOBACCO -- 5.5%
  Anheuser-Busch Cos., Inc.........           2,850            151,050
  Archer-Daniels...................           2,110             28,000
  Brown-Forman Corp., Class B......             220             17,296
  Campbell Soup Co.................           1,320             36,445
  Coca Cola Enterprises, Inc.......           1,430             28,057
  Coca-Cola Co.....................           8,000            444,080
  Conagra Foods, Inc...............           1,730             42,385
  Adolph Coors Co..................             120              8,022
  General Mills, Inc...............           1,180             51,979
  H.J. Heinz & Co..................           1,130             47,449
  Hershey Foods Corp...............             440             29,920
  Kellogg Co.......................           1,310             47,055
  Pepsi Bottling Group, Inc........             920             26,349
  PepsiCo, Inc.....................           5,630            292,197
  Philip Morris Cos., Inc..........           6,970            379,377
  Sara Lee Corp....................           2,530             53,585
  Unilever NV......................           1,840            119,048
  UST, Inc.........................             540             21,492
  WM Wrigley Co....................             730             40,150
                                                       ---------------
                                                             1,863,936
                                                       ---------------
                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)

FOREST PRODUCTS -- 0.5%
  Boise Cascade Corp...............             190    $         6,435
  Georgia-Pacific Corp.............             740             21,445
  International Paper Co...........           1,550             64,217
  Louisiana-Pacific Corp...........             340              3,978
  MeadWestvaco Corp................             640             18,790
  Plum Creek Timber Co., Inc.......             590             17,966
  Temple-Inland, Inc...............             160              8,470
  Weyerhaeuser Co..................             710             42,323
                                                       ---------------
                                                               183,624
                                                       ---------------
HEALTH SERVICES -- 1.6%
  Aetna, Inc.......................             470             22,372
  Cardinal Health, Inc.............           1,450            100,412
  CIGNA Corp.......................             470             51,230
  HCA, Inc.........................           1,660             79,331
  Health Management
    Associates, Inc.+..............             780             16,645
  Healthsouth Corp.+...............           1,260             19,026
  Humana, Inc.+....................             540              8,829
  Manor Care, Inc.+................             330              8,461
  McKesson, Inc....................             930             37,563
  Quintiles Transnational Corp.+...             390              5,538
  Tenet Healthcare Corp.+..........           1,050             77,039
  UnitedHealth Group, Inc..........           1,000             87,810
  Wellpoint Health Networks,
    Inc., Class A+.................             460             34,537
                                                       ---------------
                                                               548,793
                                                       ---------------
HOUSEHOLD PRODUCTS -- 2.5%
  Alberto-Culver Co................             190             10,368
  Avon Products, Inc...............             760             42,446
  Clorox Co........................             750             33,188
  Colgate-Palmolive Co.............           1,780             94,358
  Gillette Co......................           3,400            120,632
  International Flavors &
    Fragrances, Inc................             310              9,982
  Kimberly-Clark Corp..............           1,690            110,053
  Leggett & Platt, Inc.............             630             16,569
  Newell Rubbermaid, Inc...........             860             27,004
  Procter & Gamble Co..............           4,170            376,384
  Tupperware Corp..................             190              4,362
                                                       ---------------
                                                               845,346
                                                       ---------------
HOUSING -- 0.1%
  KB Home..........................             160              7,976
  Pulte Homes, Inc.................             190             10,108

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)


                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)
COMMON STOCK -- (CONTINUED)
HOUSING -- (CONTINUED)
  Whirlpool Corp...................             220    $        16,489
                                                       ---------------
                                                                34,573
                                                       ---------------
INSURANCE -- 4.3%
  ACE, Ltd.........................             840             36,557
  Aflac, Inc.......................           1,680             50,232
  Allstate Corp....................           2,300             91,402
  AMBAC Financial Group, Inc.......             340             21,372
  American International
    Group, Inc.#...................           8,410            581,299
  AON Corp.........................             870             31,085
  Chubb Corp.......................             550             42,185
  Cincinnati Financial Corp........             520             24,367
  Conseco, Inc.+...................           1,110              4,140
  Hartford Financial Services
    Group, Inc.....................             790             54,747
  Jefferson Pilot Corp.............             480             24,038
  John Hancock Financial
    Services, Inc..................             960             37,056
  Lincoln National Corp............             610             29,219
  Loews Corp.......................             620             37,169
  Marsh & McLennan Cos., Inc.......             880             88,951
  MBIA, Inc........................             480             25,887
  MetLife, Inc.....................           2,330             79,546
  MGIC Investment Corp.............             350             24,976
  Progressive Corp.................             720             41,400
  Safeco Corp......................             410             13,694
  St. Paul Cos., Inc...............             670             33,373
  Torchmark Corp...................             400             16,356
  UnumProvident Corp...............             780             22,027
  XL Capital, Ltd., Class A........             430             40,571
                                                       ---------------
                                                             1,451,649
                                                       ---------------
INTERNET CONTENT -- 0.1%
  Sabre Holdings Corp..............             457             21,251
                                                       ---------------
INTERNET SOFTWARE -- 0.1%
  TMP Worldwide, Inc.+.............             360             10,861
  Yahoo!, Inc.+....................           1,870             27,601
                                                       ---------------
                                                                38,462
                                                       ---------------
LEISURE & TOURISM -- 1.2%
  AMR Corp.+.......................             500             10,735
  Carnival Corp, Class A...........           1,890             62,956
  Delta Air Lines, Inc.............             400             11,084
  Harrah's Entertainment, Inc.+....             360             17,698
                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)

LEISURE & TOURISM -- (CONTINUED)
  Hilton Hotels Corp...............           1,190    $        19,468
  International Game Technology+...             290             18,255
  Marriott International, Inc.,
    Class A........................             780             34,273
  Southwest Airlines Co............           2,470             44,979
  Starwood Hotels & Resorts
    Worldwide, Inc.................             640             24,192
  US Airways Group, Inc............             220              1,144
  Walt Disney Co...................           6,560            152,061
                                                       ---------------
                                                               396,845
                                                       ---------------
MACHINERY -- 1.0%
  Caterpillar, Inc.................           1,110             60,628
  Cummins, Inc.....................             130              5,532
  Danaher Corp.....................             480             34,358
  Deere & Co.......................             770             34,465
  Dover Corp.......................             650             24,219
  Eaton Corp.......................             220             18,614
  Illinois Tool Works, Inc.........             980             70,658
  Ingersoll-Rand Co., Class A......             540             26,973
  Navistar International Corp.,
    Inc.+..........................             190              7,581
  Paccar, Inc......................             250             17,868
  Pall Corp........................             390              8,112
  Parker Hannifin Corp.............             380             18,981
  Thermo Electron Corp.+...........             570             10,773
                                                       ---------------
                                                               338,762
                                                       ---------------
MEDICAL PRODUCTS -- 4.1%
  Amgen, Inc.+.....................           3,370            178,206
  Bard (C.R.), Inc.................             160              8,790
  Bausch & Lomb, Inc...............             170              6,115
  Baxter International, Inc........           1,900            108,110
  Becton Dickinson & Co............             830             30,851
  Biomet, Inc......................             870             24,560
  Boston Scientific Corp.+.........           1,300             32,396
  Chiron Corp.+....................             610             24,687
  Genzyme Corp+....................             680             27,839
  Guidant Corp.+...................             980             36,848
  IMS Health, Inc..................             950             19,580
  Johnson & Johnson Co.............           9,870            630,298
  Medtronic, Inc...................           3,900            174,291
  PerkinElmer, Inc.................             400              5,120
  St. Jude Medical, Inc.+..........             280             23,299
  Stryker Corp.+...................             630             33,711
  Zimmer Holdings, Inc.............             620             21,520
                                                       ---------------
                                                             1,386,221
                                                       ---------------

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)


                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)
COMMON STOCK -- (CONTINUED)
METALS & MINING -- 0.8%
  Alcan, Inc.......................           1,030    $        37,729
  Alcoa, Inc.......................           2,730             92,902
  Allegheny Technologies, Inc......             260              4,389
  Barrick Gold Corp................           1,730             34,729
  Freeport-McMoRan, Inc., Class B..             460              8,170
  INCO, Ltd.+......................             590             11,818
  Newmont Mining Corp.
    Holding Co.....................           1,260             35,922
  Nucor Corp.......................             250             14,612
  Phelps Dodge Corp................             250              8,950
  Placer Dome, Inc.................           1,060             12,455
  United States Steel Corp.........             290              5,232
  Worthington Industries, Inc......             280              4,144
                                                       ---------------
                                                               271,052
                                                       ---------------
PHARMACEUTICALS -- 7.6%
  Abbott Laboratories, Inc.........           5,010            270,290
  Allergan, Inc....................             420             27,682
  AmerisourceBergen Corp...........             330             25,575
  Applera Corp -- Applied
    Biosystems Group...............             680             11,642
  Biogen, Inc.+....................             480             20,866
  Bristol-Myers Squibb Co..........           6,230            179,424
  Eli Lilly & Co...................           3,620            239,101
  Forest Laboratories, Inc.+.......             580             44,741
  Immunex Corp.+...................           1,750             47,495
  King Pharmaceuticals, Inc.+......             790             24,759
  MedImmune, Inc.+.................             800             26,720
  Merck & Co., Inc.................           7,320            397,769
  Pfizer, Inc......................          20,230            735,360
  Pharmacia Corp...................           4,180            172,341
  Schering-Plough Corp.............           4,710            128,583
  Watson Pharmaceuticals, Inc.+....             340              8,364
  Wyeth............................           4,250            242,250
                                                       ---------------
                                                             2,602,962
                                                       ---------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
  Equity Office Properties Trust...           1,330             38,078
  Equity Residential Properties
    Trust..........................             870             24,534
                                                       ---------------
                                                                62,612
                                                       ---------------
RESTAURANTS -- 0.6%
  Darden Restaurants, Inc..........             380             15,162
  McDonald's Corp..................           4,140            117,576
  Starbucks Corp...................           1,230             28,069
  Tricon Global Restaurants,
    Inc.+..........................             470             29,638
                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)

RESTAURANTS -- (CONTINUED)
  Wendys International, Inc........             340    $        12,716
                                                       ---------------
                                                               203,161
                                                       ---------------
RETAIL STORES -- 7.6%
  Albertsons, Inc..................           1,310             43,937
  American Greetings Corp.,
    Class A........................             210              3,728
  AutoZone, Inc.+..................             340             25,840
  Avery Dennison Corp..............             350             22,417
  Bed Bath & Beyond, Inc.+.........             940             34,940
  Best Buy Co., Inc.+..............             680             50,558
  Big Lots, Inc.+..................             370              5,720
  Black & Decker Corp..............             260             12,657
  Circuit City Stores, Inc.........             670             14,445
  Costco Wholesale Corp.+..........           1,460             58,692
  CVS Corp.........................           1,260             42,185
  Dillards, Inc....................             270              6,612
  Dollar General Corp..............           1,070             16,852
  Family Dollar Stores, Inc........             560             19,376
  Federated Department Stores+.....             620             24,633
  Fortune Brands, Inc..............             480             25,085
  Gap, Inc.........................           2,780             39,226
  Home Depot, Inc..................           7,540            349,630
  JC Penney Co., Inc...............             850             18,479
  Kohl's Corp.+....................           1,080             79,596
  Kroger Co.+......................           2,580             58,747
  Limited, Inc.....................           1,660             31,806
  Lowes Cos., Inc..................           2,490            105,302
  May Department Stores Co.........             940             32,599
  Maytag Corp......................             250             11,538
  Nordstrom, Inc...................             430             10,088
  Office Depot, Inc.+..............             990             18,949
  RadioShack Corp..................             580             18,096
  Safeway, Inc.+...................           1,620             67,959
  Sears, Roebuck and Co............           1,040             54,860
  Sherwin-Williams Co..............             500             15,365
  The Stanley Works................             270             12,550
  Staples, Inc.+...................           1,490             29,755
  SUPERVALU, Inc...................             430             12,900
  Sysco Corp.......................           2,140             62,081
  Target Corp......................           2,910            127,021
  Tiffany & Co.....................             470             18,682
  TJX Cos, Inc.....................             880             38,350
  Toys R Us, Inc...................             630             10,880
  Wal-Mart Stores, Inc.............          14,350            801,591
  Walgreen Co......................           3,290            124,263
  Winn-Dixie Stores, Inc...........             450              7,808
                                                       ---------------
                                                             2,565,798
                                                       ---------------

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)


                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)
COMMON STOCK -- (CONTINUED)
TELECOMMUNICATIONS -- 4.8%
  ADC Telecommunications, Inc.+....           2,560    $         9,958
  Alltel Corp......................           1,000             49,500
  Andrew Corp.+....................             260              4,313
  AT&T Corp........................          11,390            149,437
  AT&T Wireless Services, Inc.+....           8,700             77,865
  Avaya, Inc.......................           1,160              7,122
  CenturyTel, Inc..................             450             12,465
  CIENA Corp.+.....................           1,060              7,939
  Cisco Systems, Inc.+.............          23,610            345,887
  Citizens Communications Co.+.....             900              8,343
  Comverse Technology, Inc.+.......             600              7,218
  Corning, Inc.+...................           3,040             20,338
  JDS Uniphase Corp.+..............           4,370             18,966
  Nextel Communications, Inc.+.....           2,570             14,161
  Qualcomm, Inc.+..................           2,470             74,495
  Qwest Communications
    International, Inc.............           5,360             26,961
  SBC Communications, Inc..........          10,790            335,137
  Sprint Corp. -- FON Group........           2,860             45,331
  Sprint Corp. -- PCS Group+.......           3,180             35,648
  Verizon Communications, Inc......           8,740            350,561
  WorldCom, Inc.+..................           9,490             23,526
                                                       ---------------
                                                             1,625,171
                                                       ---------------
TRANSPORTATION -- 0.5%
  Burlington Northern Santa Fe
    Corp...........................           1,240             34,088
  CSX Corp.........................             690             24,957
  Fedex Corp.+.....................             960             49,603
  Norfolk Southern Corp............           1,240             26,573
  Ryder System, Inc................             200              5,672
  Union Pacific Corp...............             800             45,440
                                                       ---------------
                                                               186,333
                                                       ---------------
                                                            VALUE
       SECURITY DESCRIPTION               SHARES          (NOTE 3)

U.S. GOVERNMENT AGENCIES -- 1.2%
  Fannie Mae.......................           3,220    $       254,155
  Freddie Mac......................           2,240            146,384
                                                       ---------------
                                                               400,539
                                                       ---------------
UTILITIES -- 2.9%
  AES Corp.+.......................           1,720             13,794
  Allegheny Energy, Inc............             400             16,768
  Ameren Corp......................             440             18,374
  American Electric Power, Inc.....           1,040             47,632
  BellSouth Corp...................           6,050            183,618
  Calpine Corp.+...................           1,200             13,200
  Cinergy Corp.....................             540             19,186
  CMS Energy Corp..................             430              8,325
  Consolidated Edison, Inc.........             680             29,641
  Constellation Energy Group,
    Inc............................             530             16,918
  Dominion Resources, Inc..........             850             56,457
  Duke Energy Corp.................           2,660            101,958
  Entergy Corp.....................             710             32,944
  Exelon Corp......................           1,030             55,929
  FirstEnergy Corp.................             960             31,968
  FPL Group Inc....................             570             36,189
  Mirant Corp.+....................           1,290             15,583
  PG&E Corp.+......................           1,250             29,375
  Pinnacle West Capital Corp.......             270             11,831
  PPL Corp.........................             470             17,912
  Progress Energy, Inc.............             700             36,323
  Public Service Enterprise Group,
    Inc............................             660             30,591
  Reliant Energy, Inc..............             960             24,365
  Southern Co......................           2,240             63,504
  TXU Corp.........................             850             46,257
  Williams Cos., Inc...............           1,660             31,706
                                                       ---------------
                                                               990,348
                                                       ---------------
TOTAL INVESTMENT SECURITIES -- 93.2%
  (cost $38,269,894)...............                         31,739,678
                                                       ---------------

SUNAMERICA STOCK INDEX FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

                                         PRINCIPAL
                                           AMOUNT             VALUE
       SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)

SHORT-TERM INVESTMENTS -- 0.5%
U.S. GOVERNMENT
  United States Treasury Bills
    1.62% due 6/13/02..............     $         10     $         9,981
  United States Treasury Bills
    1.63% due 6/13/02..............               10               9,981
  United States Treasury Bills
    1.64% due 6/13/02..............               10               9,980
  United States Treasury Bills
    1.66% due 5/23/02@.............               75              74,921
  United States Treasury Bills
    1.68% due 6/6/02@..............               40              39,933
  United States Treasury Bills
    1.69% due 6/13/02..............               10               9,980
                                                         ---------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $154,776)..................                              154,776
                                                         ---------------

                                         PRINCIPAL
                                           AMOUNT             VALUE
       SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)

REPURCHASE AGREEMENT -- 6.0%
  Agreement with State Street Bank
    & Trust Co., bearing interest
    at 1.80%, dated 4/30/02, to be
    repurchased at 5/01/02 in the
    amount of $2,039,102 and
    collateralized by $2,100,000 of
    Federal Home Loan Bank, bearing
    interest at 2.50%, due 3/28/03
    and having an approximate value
    of $2,104,666
    (cost $2,039,000)..............     $      2,039     $     2,039,000
                                                         ---------------
TOTAL INVESTMENTS --
  (cost $40,463,670)...............             99.7%         33,933,454
Other assets less
  liabilities --...................              0.3             118,040
                                        ------------     ---------------
NET ASSETS --......................            100.0%    $    34,051,494
                                        ============     ===============

------------

+                       Non-income producing security
#                       Security represents an investment in an affiliated
                        company
@                       The security or a portion thereof represents
                        collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
-------------------------------------------------------------------------------------------------------------
      NUMBER OF                                                                      EXPIRATION    VALUE AT
      CONTRACTS                                 DESCRIPTION                             DATE      TRADE DATE
-------------------------------------------------------------------------------------------------------------
 2 Long                                        S&P 500 Index                         June 2002    $  570,000
 30 Long                                   S&P 500 E-Mini Index                      June 2002     1,711,383

OPEN FUTURES CONTRACT  OPEN FUTURES CONTRACTS
---------------------  -----------------------------
      NUMBER OF         VALUE AS OF      UNREALIZED
      CONTRACTS        APRIL 30, 2002   DEPRECIATION
---------------------  -----------------------------
 2 Long                  $  538,600       $ (31,400)
 30 Long                  1,615,800         (95,583)
                                          ---------
                                          $(126,983)
                                          =========

See Notes to Financial Statements

SUNAMERICA SCIENCE & TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002  -- (UNAUDITED)

                                                       VALUE
       SECURITY DESCRIPTION            SHARES        (NOTE 3)

COMMON STOCK -- 99.5%
BROADCASTING & MEDIA -- 5.0%
  AOL Time Warner, Inc.+...........     18,100    $       344,262
  Comcast Corp., Class A+..........      4,000            107,000
  Viacom, Inc., Class B+...........      3,700            174,270
                                                  ---------------
                                                          625,532
                                                  ---------------
BUSINESS SERVICES -- 6.5%
  Accenture, Ltd.+.................      1,100             23,584
  Certegy, Inc.....................      5,400            209,520
  First Data Corp..................      3,900            310,011
  Fiserv, Inc.+....................      2,200             97,812
  Paychex, Inc.....................      4,700            175,451
                                                  ---------------
                                                          816,378
                                                  ---------------
CHEMICALS -- 0.4%
  Cabot Microelectronics Corp.+....      1,000             48,900
                                                  ---------------
COMMUNICATION EQUIPMENT -- 2.0%
  Intersil Corp.+..................      1,400             37,590
  Nokia OYJ ADR....................     11,000            178,860
  ONI System Corp.+................      5,400             28,242
                                                  ---------------
                                                          244,692
                                                  ---------------
COMPUTER SOFTWARE -- 23.2%
  Adobe Systems, Inc...............      7,100            283,716
  Citrix Systems, Inc.+............      6,200             71,920
  Electronic Arts, Inc.+...........      7,500            442,875
  Electronic Data Systems Corp.....      1,100             59,686
  Informatica Corp.+...............      9,400             74,542
  Mercury Interactive Corp.........      6,700            249,709
  Microsoft Corp.+.................     15,200            794,352
  Oracle Corp.+....................     11,000            110,440
  Peregrine Systems, Inc.+.........      5,300             36,305
  SAP AG...........................        800            104,171
  Siebel Systems, Inc.+............     11,800            285,442
  SunGard Data Systems, Inc.+......      2,400             71,424
  Veritas Software Corp.+..........     11,900            337,246
                                                  ---------------
                                                        2,921,828
                                                  ---------------
COMPUTERS & BUSINESS EQUIPMENT -- 9.7%
  Brocade Communications
    Systems, Inc.+.................      8,000            204,720
  Cognex Corp.+....................      5,500            135,575
                                                       VALUE
       SECURITY DESCRIPTION            SHARES        (NOTE 3)

COMPUTERS & BUSINESS EQUIPMENT -- (CONTINUED)
  Dell Computer Corp.+.............     10,400    $       273,936
  EMC Corp.+.......................      8,300             75,862
  Intel Corp.......................      5,600            160,216
  International Business Machines
    Corp...........................      2,200            184,272
  Lexmark International Group,
    Inc.+..........................      1,100             65,758
  Network Appliance, Inc.+.........      6,700            116,915
                                                  ---------------
                                                        1,217,254
                                                  ---------------
ELECTRONICS -- 23.8%
  Agere Systems, Inc.+.............     26,800            113,632
  Altera Corp.+....................      9,900            203,544
  Analog Devices, Inc.+............     10,700            395,472
  Applied Materials, Inc.+.........      7,600            184,832
  ASML Holding NV+.................      1,300             29,029
  Celestica, Inc.+.................      4,200            116,340
  Flextronics International,
    Ltd.+..........................     10,200            141,270
  Genesis Microchip, Inc.+.........      2,600             62,426
  KLA-Tencor Corp.+................      1,600             94,352
  Linear Technology Corp...........      3,500            136,010
  Maxim Integrated Products,
    Inc.+..........................      9,500            473,100
  Microchip Technology, Inc........      2,200             97,900
  Novellus Systems, Inc.+..........      2,200            104,280
  QLogic Corp.+....................      4,000            182,840
  Sanmina-SCI Corp.+...............     10,900            113,360
  Texas Instruments, Inc...........      9,500            293,835
  Xilinx, Inc.+....................      6,800            256,768
                                                  ---------------
                                                        2,998,990
                                                  ---------------
FINANCIAL SERVICES -- 2.7%
  Concord EFS, Inc.+...............     10,500            342,195
                                                  ---------------
INTERNET CONTENT -- 2.0%
  eBay, Inc.+......................      1,300             69,030
  Internet Security Systems,
    Inc.+..........................      1,700             33,320
  Openwave Systems, Inc.+..........     24,500            140,140
  Riverstone Networks, Inc.+.......      2,100              9,870
                                                  ---------------
                                                          252,360
                                                  ---------------
INTERNET SOFTWARE -- 1.7%
  Networks Associates, Inc.+.......      3,300             58,575
  Verisign, Inc.+..................     16,600            153,550
                                                  ---------------
                                                          212,125
                                                  ---------------

SUNAMERICA SCIENCE & TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002  -- (UNAUDITED) (CONTINUED)


                                                       VALUE
       SECURITY DESCRIPTION            SHARES        (NOTE 3)
COMMON STOCK -- (CONTINUED)
MEDICAL PRODUCTS -- 1.2%
  Boston Scientific Corp.+.........      3,300    $        82,236
  Johnson & Johnson Co.............      1,100             70,246
                                                  ---------------
                                                          152,482
                                                  ---------------
PHARMACEUTICALS -- 6.0%
  Biogen, Inc.+....................      1,400             60,858
  Bristol-Myers Squibb Co..........      2,200             63,360
  Cephalon, Inc.+..................      1,400             82,096
  Eli Lilly & Co...................      1,100             72,655
  Genentech, Inc.+.................      1,700             60,350
  IDEC Pharmaceuticals Corp.+......        600             32,970
  Immunex Corp.+...................      1,900             51,566
  MedImmune, Inc.+.................      2,200             73,480
  Pfizer, Inc......................      4,100            149,035
  Schering-Plough Corp.............      1,100             30,030
  Wyeth............................      1,400             79,800
                                                  ---------------
                                                          756,200
                                                  ---------------
REGISTERED INVESTMENT COMPANIES -- 4.2%
  T Rowe Price Resources Investor
    Fund...........................    526,330            526,330
                                                  ---------------
TELECOMMUNICATIONS -- 11.1%
  CIENA Corp.+.....................     10,800             80,892
  Cisco Systems, Inc.+.............     43,400            635,810
  JDS Uniphase Corp.+..............     18,500             80,290
  Qualcomm, Inc.+..................     10,800            325,728
  Sonus Networks, Inc.+............      7,900             21,725
  Vodafone Group PLC...............     15,900            257,580
                                                  ---------------
                                                        1,402,025
                                                  ---------------
TOTAL INVESTMENT SECURITIES -- 99.5%
  (cost $15,849,590)...............                    12,517,291
                                                  ---------------

                                        PRINCIPAL
                                         AMOUNT              VALUE
      SECURITY DESCRIPTION           (IN THOUSANDS)        (NOTE 3)

REPURCHASE AGREEMENT -- 0.6%
  Agreement with State Street
    Bank & Trust Co., bearing
    interest at 1.80%, dated
    4/30/02, to be repurchased in
    the amount of $80,004 and
    collateralized by $80,000 of
    Federal National Mortgage
    Association, bearing interest
    at 6.75%, due 03/15/31 and
    having an approximate value
    of $85,300
    (cost $80,000)...............    $            80    $        80,000
                                                        ---------------
TOTAL INVESTMENTS --
  (cost $15,929,590).............              100.1%        12,597,291
Liabilities in excess of other
  assets --......................               (0.1)           (10,127)
                                     ---------------    ---------------
NET ASSETS --....................              100.0%   $    12,587,164
                                     ===============    ===============

------------

+                       Non-income producing security
ADR                     ("American Depository Receipt")

See Notes to Financial Statements

SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED)

                                                       VALUE
       SECURITY DESCRIPTION            SHARES        (NOTE 3)

AFFILIATED INVESTMENT COMPANIES -- 100.2%
INTERNATIONAL EQUITY SECURITIES -- 24.9%
  SunAmerica International Equity
    Fund Class I
    (cost $5,757,519).............     624,594    $     5,858,689
                                                  ---------------
DOMESTIC EQUITY SECURITIES -- 68.4%
  SunAmerica Blue Chip Growth Fund
    Class I.......................     335,167          4,947,064
  SunAmerica Style Select Series
    Focused Multi-Cap Value
    Fund Class I..................     335,442          5,692,445
  SunAmerica Growth and Income
    Fund Class I..................     224,632          2,598,989
  SunAmerica Growth Opportunities
    Fund Class I..................      58,900            951,228
  SunAmerica New Century
    Fund Class I..................     132,650          1,908,837
                                                  ---------------
TOTAL DOMESTIC EQUITY SECURITIES
  (cost $17,073,344)..........................         16,098,563
                                                  ---------------
FIXED INCOME SECURITIES -- 6.9%
  SunAmerica Core Bond Fund
    Class I
    (cost $1,654,700).............     164,842          1,636,883
                                                  ---------------
TOTAL INVESTMENTS --
  (cost $24,485,563)..............       100.2%        23,594,135
Liabilities in excess of other
  assets --.......................        (0.2)           (56,893)
                                      --------    ---------------
NET ASSETS --.....................       100.0%   $    23,537,242
                                      ========    ===============

See Notes to Financial Statements

SUNAMERICA MODERATE GROWTH LIFESTAGE FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED)

                                                       VALUE
      SECURITY DESCRIPTION            SHARES         (NOTE 3)

AFFILIATED INVESTMENT COMPANIES -- 99.8%
INTERNATIONAL EQUITY SECURITIES -- 14.9%
  SunAmerica International Equity
    Fund Class I
    (cost $4,747,409)............      474,399    $     4,449,860
                                                  ---------------
DOMESTIC EQUITY SECURITIES -- 58.1%
  SunAmerica Blue Chip Growth
    Fund Class I.................      343,458          5,069,442
  SunAmerica Style Select Series
    Focused Multi-Cap Value
    Fund Class I.................      353,841          6,004,687
  SunAmerica Growth and Income
    Fund Class I.................      387,748          4,486,246
  SunAmerica Growth Opportunities
    Fund Class I.................       37,278            602,036
  SunAmerica New Century
    Fund Class I.................       83,954          1,208,095
                                                  ---------------
TOTAL DOMESTIC EQUITY SECURITIES
  (cost $18,405,266)..........................         17,370,506
                                                  ---------------
FIXED INCOME SECURITIES -- 26.8%
  SunAmerica Core Bond Fund Class
    I
    (cost $8,098,524)............      804,883          7,992,485
                                                  ---------------
TOTAL INVESTMENTS --
  (cost $31,251,199).............         99.8%        29,812,851
Other assets less
  liabilities --.................          0.2             69,667
                                     ---------    ---------------
NET ASSETS --....................        100.0%   $    29,882,518
                                     =========    ===============

See Notes to Financial Statements

SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 -- (UNAUDITED)

                                                       VALUE
       SECURITY DESCRIPTION            SHARES        (NOTE 3)

AFFILIATED INVESTMENT COMPANIES -- 99.5%
INTERNATIONAL EQUITY SECURITIES -- 7.9%
  SunAmerica International Equity
    Fund Class I
    (cost $1,516,269).............     164,165    $     1,539,870
                                                  ---------------
DOMESTIC EQUITY SECURITIES -- 44.1%
  SunAmerica Blue Chip Growth Fund
    Class I.......................     170,411          2,515,263
  SunAmerica Style Select Series
    Focused Multi-Cap Value
    Fund Class I..................     172,182          2,921,931
  SunAmerica Growth and Income
    Fund Class I..................     218,035          2,522,666
  SunAmerica Growth Opportunities
    Fund Class I..................      12,093            195,302
  SunAmerica New Century
    Fund Class I..................      27,234            391,904
                                                  ---------------
TOTAL DOMESTIC EQUITY SECURITIES
  (cost $8,965,997)...........................          8,547,066
                                                  ---------------
FIXED INCOME SECURITIES -- 47.5%
  SunAmerica Core Bond Fund
    Class I
    (cost $9,346,314).............     928,438          9,219,391
                                                  ---------------
TOTAL INVESTMENTS
  (cost $19,828,580)..............        99.5%        19,306,327
Other assets less liabilities.....         0.5            104,025
                                      --------    ---------------
NET ASSETS --.....................       100.0%   $    19,410,352
                                      ========    ===============

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS --APRIL 30, 2002 -- (UNAUDITED)

NOTE 1. ORGANIZATION

   SunAmerica Strategic Investment Series, Inc. (the "Corporation") is an open-end investment company organized as a Maryland corporation on December 16, 1998. It currently consists of seven different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following
   Funds: SunAmerica Biotech/Health Fund ("Biotech/Health Fund") prior to
   April 16, 2002, this Fund name was SunAmerica Biotech/Health 30 Fund, Tax Managed Equity Fund ("Tax Managed Equity Fund"), SunAmerica Stock Index Fund ("Stock Index Fund"), SunAmerica Science & Technology Fund ("Science & Technology Fund"), SunAmerica Aggressive Growth LifeStage Fund ("Aggressive Growth LifeStage Fund"), SunAmerica Moderate Growth LifeStage Fund ("Moderate Growth LifeStage Fund") and SunAmerica Conservative Growth LifeStage Fund ("Conservative Growth LifeStage Fund"). The investment objective for each of the Funds is as follows:

       BIOTECH/HEALTH FUND seeks long-term growth of capital by investing in securities of companies principally engaged in biotechnology and/or healthcare, without regard to market capitalization. Under normal market conditions this fund invests at least 65%, in such securities.

       TAX MANAGED EQUITY FUND seeks high total return with a view towards minimizing the impact of the capital gains taxes on investors' returns.

       STOCK INDEX FUND seeks returns that are similar to the total return of the S&P 500 Index by investing in equity securities of companies included in the S&P 500 Index.

       SCIENCE & TECHNOLOGY FUND seeks long-term growth of capital through active trading of equity securities of companies expected to benefit from the development, advancement and application of science and technology, without regard to market capitalization. Under normal market conditions this fund invests at least 65% in such securities.

       AGGRESSIVE GROWTH LIFESTAGE FUND seeks growth of capital by allocating assets among a combination of SunAmerica Mutual Funds investing in equity and fixed income securities, with an emphasis on funds investing in equity securities. Under normal market conditions this fund invests 45%-85% in domestic equity mutual funds, 10%-35% in foreign equity mutual funds and 0%-20% in bond funds.

       MODERATE GROWTH LIFESTAGE FUND seeks growth of capital and current income by allocating assets among a combination of SunAmerica Mutual Funds investing in equity and fixed income securities, with an emphasis on funds investing in equity securities. Under normal market conditions this fund invests 30%-75% in domestic equity mutual funds, 7%-25% in foreign equity mutual funds and 15%-45% in bond funds.

       CONSERVATIVE GROWTH LIFESTAGE FUND seeks current income and growth of capital, with reduced volatility by allocating assets among a combination of SunAmerica Mutual Funds investing in equity and

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

   fixed income securities, with an emphasis on funds investing in fixed income securities. Under normal market conditions this fund invests 20%-65% in domestic equity mutual funds, 5%-15% in foreign equity mutual funds and 25%-75% in bond funds.

       The LifeStage Funds invest in various SunAmerica mutual funds, some of which are not presented in this report. Additional information on the underlying Funds is available at our website, www.sunamericafunds.com.

       Each Fund currently offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

         Class A shares--     Offered at net asset value per share plus an
                              initial sales charge. Any purchases of
                              Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

         Class B shares--     Offered at net asset value per share without
                              an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after eight years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

         Class II             Offered at net asset value per share plus an
           shares--           initial sales charge. Certain redemptions
                              made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

         Class I shares--     Offered at net asset value per share. This
                              class is offered exclusively to participants in certain employee retirement plans and other programs.

       Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), except that Class B shares and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class I. The LifeStage Funds only make distribution fee payments.

NOTE 2. FUND MERGERS

       Pursuant to a plan of reorganization approved by shareholders of the North American Funds ("NA Funds") on November 7, 2001, all the assets and liabilities of the determined NA Funds were transferred in a tax-free exchange to a determined SunAmerica Mutual Funds ("SA Funds"). The details of the reorganization transactions, which were consummated on November 16, 2001, are set forth below.

       The SunAmerica Stock Index Fund, SunAmerica Science & Technology Fund, SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund, and SunAmerica Conservative Growth LifeStage Fund, respectively, newly created portfolios of the SunAmerica Strategic Investment Series, acquired all of the assets and liabilities of the North American Stock Index Fund, North American

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

   Science & Technology Fund, North American Aggressive Growth LifeStyle Fund, North American Moderate Growth LifeStyle Fund, and North American Conservative Growth LifeStyle Fund, respectively. In conjunction with the reoganization, for each of the listed Funds, Class C shares were redesignated as Class II shares.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

       The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Investments in the underlying funds of the LifeStage Funds are valued at the closing net asset value per share of each underlying Fund. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   REPURCHASE AGREEMENTS: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds. The Funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value is

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

   equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       As of April 30, 2002, Biotech/Health Fund had a 1.3% undivided interest which represented $3,467,000 in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

       State Street Bank & Trust Co. Repurchase Agreement, 1.75% dated 4/30/02, in the principal amount of $265,450,000, repurchase price $265,462,904 due 5/01/02, collateralized by the following:

                                                        INTEREST   MATURITY    PRINCIPAL        MARKET
      TYPE OF COLLATERAL                                  RATE       DATE        AMOUNT          VALUE
      ------------------                                --------   --------   ------------   -------------
      U.S. Treasury Bond..............................    1.64%    6/06/02    $49,060,000    $ 48,961,880
      U.S. Treasury Note..............................    3.38     4/30/04     15,765,000      15,804,413
      U.S. Treasury Note..............................    6.00     8/15/09     91,100,000      97,932,500
      U.S. Treasury Note..............................    7.25     5/15/04     97,270,000     108,091,289

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The LifeStage Funds invests in a combination of SunAmerica Mutual Funds including Funds investing in fixed income securities. Funds that invest in fixed income securities amortize premiums and accrete discounts, as well as those original issue discounts for which amortization is required for federal income tax purposes. Gains and losses realized upon the sale of such securities are based on their identified cost. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated.

       Net investment income, other than class-specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

       Expenses common to all Funds are allocated among the Funds based upon their relative net asset values or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. For the LifeStage Funds, the expenses included in the accompanying financial statements reflect the expenses of the LifeStage Funds and do not include any expenses associated with the underlying Funds.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

       The Funds issue and redeem shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Capital gain distributions and dividends from net investment income, if any, are paid at least annually.

       The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

       For the year ended October 31, 2001, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                           ACCUMULATED     ACCUMULATED
                                          UNDISTRIBUTED   UNDISTRIBUTED       PAID
                                          NET REALIZED    NET INVESTMENT       IN
                                           GAIN (LOSS)    INCOME (LOSS)     CAPITAL
                                          -------------   --------------   ----------
Biotech/Health Fund.....................    $   3,786       $ 697,973      $(701,759)
Tax Managed Equity Fund.................           --         659,960       (659,960)
Science & Technology Fund...............        3,537         245,983       (249,520)
Aggressive Growth LifeStage Fund........      838,641        (475,624)      (363,017)
Moderate Growth LifeStage Fund..........      675,692        (680,841)         5,149
Conservative Growth LifeStage Fund......     (417,500)        412,461          5,038

   FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar.

       The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

       Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

   FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   SHORT SALES: The Funds may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and
   (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

NOTE 4. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT

       The Corporation, on behalf of each Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of each respective Fund and administers its corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connections therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Fund's books and records, and pays the salaries and expenses of all personnel,

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

   including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee payable by the Funds to SAAMCo is computed daily and payable monthly, at an annual rate based on the average daily net assets as follows:

                                                                         EXCESS
                                                          FIRST           OVER
FUND                                                   $500 MILLION   $500 MILLION
----                                                   ------------   ------------
Biotech/Health Fund..................................      0.75%          same
Tax Managed Equity Fund..............................      0.85%          same
Stock Index Fund.....................................      0.27%          0.26%
Science & Technology Fund............................      0.90%          same
Aggressive Growth LifeStage Fund.....................      0.10%          same
Moderate Growth LifeStage Fund.......................      0.10%          same
Conservative Growth LifeStage Fund...................      0.10%          same

       Prior to November 16. 2001, American General Asset Management ("AGAM") was the advisor for the Stock Index Fund, Science & Technology Fund, Aggressive Growth LifeStage Fund, Moderate Growth LifeStage Fund and Conservative Growth LifeStage Fund. The annual investment advisory and management fee percentages payable to AGAM prior to November 16, 2001, are the same as those payable under the current investment advisory agreement with SAAMCo.

       The Tax Managed Equity Fund, Stock Index Fund and Science & Technology Fund are subadvised by J.P. Morgan Fleming Asset Management, Inc., AIG Global Investment Corp. ("AIGGIC") and T. Rowe Price & Associates, Inc., respectively. Under the Subadvisory Agreements, the subadvisors manage the investment and reinvestment of the assets of the respective Fund for which they are responsible. Each of the subadvisors is independent of SAAMCo and discharges its responsibilities subject to the polices of the Corporation's Directors and the oversight and supervision of SAAMCo.

       All Subadvisory fees are paid by SAAMCo and do not increase Fund expenses. The Subadvisory fees paid by SAAMCo are computed at an annual rate based upon the average daily net assets as follows:

                                                                    SUBADVISORY
                                                      ASSETS           FEES
                                                  ---------------   -----------
Tax Managed Equity Fund.........................  $0-$200 million       0.45%
                                                    >$200 million       0.40
                                                    >$400 million       0.35
Stock Index Fund................................    $0-$2 billion       0.20
                                                      >$2 billion       0.10
Science & Technology Fund.......................  $0-$500 million       0.60
                                                    >$500 million       0.55

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

       Prior to November 16, 2001, the Stock Index Fund, Aggressive Growth LifeStage Fund, Moderate Growth LifeStage Fund, and Conservative Growth LifeStage Fund (all operating as the North American Funds) were sub-advised by American General Investment Management, L.P. ("AGIM"). AGIM is an indirect wholly-owned subsidiary of AIG and received the same fee rate as the current subadvisor, which was paid by AGAM.

       SAAMCo has agreed to waive fees or reimburse expenses, if necessary to keep the annual expenses at or below an annual rate of 1.55% of the assets of Class A shares and 2.20% of the assets of Class B and Class II shares for the Biotech/Health Fund; 1.45% of the assets of Class A shares and 2.10% of the assets of Class B and Class II shares for the Tax Managed Equity Fund; 0.75% of the assets of Class A shares, and 1.40% of the assets of Class B and Class II shares for the SunAmerica Stock Index Fund; and 1.50% of the assets of Class A shares, 2.15% of the assets of Class B and Class II shares and 1.40% of the assets of Class I shares of the SunAmerica Science & Technology Fund. SAAMCo also may waive or reimburse additional amounts to increase the investment return to the Fund's investors. Further, any waivers or reimbursements made by SAAMCo are subject to recoupment from the Funds within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.

       For the six months ended April 30, 2002, expenses were reimbursed to the Funds as follows:

                                                                     SAAMCO      AGAM
                                                                    --------   --------
      Biotech/Health Fund -- Class A..............................  $17,451        --
      Biotech/Health Fund -- Class B..............................   15,224        --
      Biotech/Health Fund -- Class II.............................   12,870        --
      Tax Managed Equity Fund -- Class A..........................   25,685        --
      Tax Managed Equity Fund -- Class B..........................   36,407        --
      Tax Managed Equity Fund -- Class II.........................   36,575        --
      Stock Index Fund -- Class A.................................   23,362     2,182
      Stock Index Fund -- Class B.................................   58,620     6,263
      Stock Index Fund -- Class II................................    8,964       398
      Science & Technology Fund -- Class A........................   12,966       675
      Science & Technology Fund -- Class B........................   36,380     2,375
      Science & Technology Fund -- Class II.......................    7,032       235
      Science & Technology Fund -- Class I........................    5,050       178

       For the six months ended April 30, 2002, none of the previously reimbursed expenses have been repaid to the Advisor by the Fund.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

       At April 30, 2002 expenses previously waived or reimbursed by SAAMCo that are subject to recoupment are as follows:

                                                          EXPENSES
                                                         REIMBURSED
                                                         ----------
     Biotech/Health Fund -- Class A....................   $126,128
     Biotech/Health Fund -- Class B....................    102,990
     Biotech/Health Fund -- Class II...................     94,685
     Tax Managed Equity Fund -- Class A................    112,508
     Tax Managed Equity Fund -- Class B................    144,156
     Tax Managed Equity Fund -- Class II...............    151,607
     Stock Index Fund -- Class A.......................     23,362
     Stock Index Fund -- Class B.......................     58,620
     Stock Index Fund -- Class II......................      8,964
     Science & Technology Fund -- Class A..............     12,966
     Science & Technology Fund -- Class B..............     36,380
     Science & Technology Fund -- Class II.............      7,032
     Science & Technology Fund -- Class I..............      5,050

       The Corporation, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of SAAMCo. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Directors and shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

       Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. Except for the three LifeStage Funds, the Distribution Plans also provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

   the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended April 30, 2002, SACS received fees (see Statement of Operations) based upon the aforementioned rate.

       Prior to November 16, 2001, the Stock Index Fund, Science & Technology Fund, Aggressive Growth LifeStage Fund, Moderate Growth LifeStage Fund and Conservative Growth LifeStage Fund were subject to a different Distribution Agreement with American General Fund Distributor, Inc. ("AGFD"). Under this agreement, AGFD received fees from the Stock Index Fund and Science & Technology Fund at an annual rate of 0.35% for the Class A shares and 1.00% for Class B and II shares based on average daily net assets of each class. For the LifeStage Funds, AGFD received fees at an annual rate of 0.10% for the Class A shares and 0.75% for Class B and II shares based on average daily assets of each class.

       In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

       SACS receives sales charges on the Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Fund's Class A, Class B and Class II shares. SACS has advised the Funds that for the six months ended April 30, 2002 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                      CLASS A                       CLASS B
                                                     -----------------------------------------   -------------
                                                                                                  CONTINGENT
                                                      SALES      AFFILIATED     NON-AFFILIATED     DEFERRED
                                                     CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                                     -------   --------------   --------------   -------------
    Biotech/Health Fund............................  $80,487       $29,049          $39,760         $59,444
    Tax Managed Equity Fund........................   32,810        13,844           14,585          63,484
    Stock Index Fund...............................   45,420        18,774           19,403          22,456
    Science & Technology Fund......................   12,386        10,485               87          13,137
    Aggressive Growth LifeStage Fund...............   10,617         9,238              604          13,173
    Moderate Growth LifeStage Fund.................   13,691        11,447              272          13,802
    Conservative Growth LifeStage Fund.............    9,063        10,915            2,127          11,599

                                                                             CLASS II
                                                     ---------------------------------------------------------
                                                                                                  CONTINGENT
                                                      SALES      AFFILIATED     NON-AFFILIATED     DEFERRED
                                                     CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                                     -------   --------------   --------------   -------------
    Biotech/Health Fund............................  $17,264       $ 7,866          $ 9,398         $ 7,779
    Tax Managed Equity Fund........................   18,400         7,922           10,478           9,486
    Stock Index Fund...............................   10,575         3,749            6,826              83
    Science & Technology Fund......................      852           406              446              96
    Aggressive Growth LifeStage Fund...............      582           625              220              55
    Moderate Growth LifeStage Fund.................    1,573           865              708             267
    Conservative Growth LifeStage Fund.............    2,515         1,383            1,132              67

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

       The LifeStage Funds do not invest in underlying SunAmerica Funds for the purpose of exercising management or control; however, investments by the LifeStage Funds within the set limits may represent a significant portion of an underlying SunAmerica Fund's net assets. At April 30, 2002, each LifeStage Fund held less than 10% of the outstanding shares of any underlying SunAmerica Fund. In addition, the LifeStage Funds, in the aggregate, held less than 15% of the outstanding shares of any underlying SunAmerica Funds.

       The Corporation has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SAAMCo. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the six months ended April 30, 2002, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                                       PAYABLE AT
                                                            EXPENSES                                 APRIL 30, 2002
                                            -----------------------------------------   -----------------------------------------
                                            CLASS A    CLASS B    CLASS II   CLASS I    CLASS A    CLASS B    CLASS II   CLASS I
                                            --------   --------   --------   --------   --------   --------   --------   --------
    Biotech/Health Fund...................  $30,377    $28,203    $24,193      $ --      $4,611     $4,285     $3,603      $--
    Tax Managed Equity Fund...............   31,366     46,345     47,315        --       4,957      7,431      7,339       --
    Stock Index...........................    8,425     23,027      1,827        --       1,618      4,255        432       --
    Science & Technology Fund.............    2,972     10,266      1,053       229         521      1,736        177       38

       As of April 30, 2002, The Variable Annuity Life Insurance Company ("VALIC"), an indirect wholly owned subsidiary of AIG, held five percent or more of the outstanding shares of the indicated Funds' classes:

Fund
----------------------------------------------------------------------
Stock Index Fund
Class A.....................................................     23%
Science & Technology Fund
Class A.....................................................      6
Class I.....................................................    100
Aggressive Growth LifeStage Fund
Class A.....................................................     35
Class B.....................................................      9
Class I.....................................................     39
Moderate Growth LifeStage Fund
Class A.....................................................     32
Class B.....................................................      8
Class I.....................................................     25
Conservative Growth LifeStage Fund
Class A.....................................................     38
Class B.....................................................     13
Class I.....................................................     47

       In addition, SAAMCo owns 6% of the Class II outstanding shares of the Tax Managed Equity Fund.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

NOTE 5. PURCHASES AND SALES OF INVESTMENT SECURITIES

                                                                                         AGGRESSIVE    MODERATE    CONSERVATIVE
                                                                             SCIENCE &     GROWTH       GROWTH        GROWTH
                                       BIOTECH/    TAX MANAGED  STOCK INDEX  TECHNOLOGY   LIFESTAGE    LIFESTAGE    LIFESTAGE
                                     HEALTH FUND      FUND         FUND         FUND        FUND         FUND          FUND
                                     ------------  -----------  -----------  ----------  -----------  -----------  ------------
      Purchases (excluding U.S.
        government securities).....  $119,116,173  $11,024,964  $2,958,101   $7,456,147  $30,498,202  $38,037,329  $29,264,679
      Sales (excluding U.S.
        government securities).....   105,375,514   17,955,122     100,958    6,137,465   28,981,287   35,357,798   28,937,624
      Purchases of U.S. government
        securities.................            --           --          --           --           --           --           --
      Sales of U.S. government
        securities.................            --           --          --           --           --           --           --

NOTE 6. TRANSACTIONS WITH AFFILIATE

       As disclosed in the investment portfolio of the Tax Managed Equity Fund and Stock Index Fund, the Funds own a security issued by American International Group, Inc. ("AIG") or an affiliate thereof. For the period ended April 30, 2002, the Funds recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                 FUND                                  SECURITY                   INCOME
  -----------------------------------  -----------------------------------------  ------
  Tax Managed Equity Fund............  American International Group, Inc.          $973
  Stock Index Fund...................  American International Group, Inc.           670

NOTE 7. FEDERAL INCOME TAXES

       The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities and repurchase agreements, were as follows:

                                                                                           AGGRESSIVE    MODERATE    CONSERVATIVE
                                                                               SCIENCE &     GROWTH       GROWTH        GROWTH
                                       BIOTECH/    TAX MANAGED   STOCK INDEX  TECHNOLOGY    LIFESTAGE    LIFESTAGE    LIFESTAGE
                                     HEALTH FUND       FUND         FUND         FUND         FUND         FUND          FUND
                                     ------------  ------------  -----------  -----------  -----------  -----------  ------------
      Cost (book basis)............  $ 62,651,034  $116,500,402  $40,463,670  $15,929,590  $24,485,563  $31,251,199  $19,828,580
                                     ============  ============  ===========  ===========  ===========  ===========  ===========
      Appreciation.................  $  5,796,292  $  8,657,587  $ 2,487,508  $   690,369  $   101,170  $        --  $    23,602
      Depreciation.................   (10,118,992)  (21,669,208)  (9,017,724)  (4,022,668)    (992,598)  (1,438,348)    (545,855)
                                     ------------  ------------  -----------  -----------  -----------  -----------  -----------
      Net unrealized depreciation..  $ (4,322,700) $(13,011,621) $(6,530,216) $(3,332,299) $  (891,428) $(1,438,348) $  (522,253)
                                     ============  ============  ===========  ===========  ===========  ===========  ===========

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

       As of April 30, 2002, the following funds have capital loss carryforwards which will be available to the extent provided in regulations and which will expire between 2007-2009. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                                    CAPITAL LOSS
                                                                    CARRYFORWARDS
      PORTFOLIOS                                                       AMOUNT
      ----------                                                    -------------
      Biotech/Health Fund.........................................   $17,631,147
      Tax Managed Equity Fund.....................................    10,988,129
      Stock Index Fund............................................       954,633
      Science & Technology Fund...................................    12,558,219
      Aggressive Growth LifeStage Fund............................        22,908
      Moderate Growth LifeStage Fund..............................       123,344
      Conservative Growth LifeStage Fund..........................       319,851

NOTE 8. CAPITAL SHARE TRANSACTIONS

       Transactions in capital shares of each class of each fund were as follows:

                                                                BIOTECH/HEALTH FUND
                                    ---------------------------------------------------------------------------
                                                         CLASS A                                CLASS B
                                    --------------------------------------------------   ----------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED         FOR THE SIX MONTHS
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001         ENDED APRIL 30, 2002
                                    ----------------------   -------------------------   ----------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
                                    --------   -----------   ----------   ------------   --------   -----------
      Shares sold.................   413,278   $ 4,553,667    1,523,839   $ 19,328,469    397,266   $ 4,361,862
      Reinvested dividends........        --            --       90,582      1,154,912         --            --
      Shares redeemed.............  (449,084)   (4,840,268)    (997,730)   (11,897,794)  (384,627)   (4,121,555)
                                    --------   -----------   ----------   ------------   --------   -----------
      Net increase (decrease).....   (35,806)  $  (286,601)     616,691   $  8,585,587     12,639   $   240,307
                                    ========   ===========   ==========   ============   ========   ===========

                                      BIOTECH/HEALTH FUND
                                    ------------------------
                                            CLASS B
                                    ------------------------
                                       FOR THE YEAR ENDED
                                        OCTOBER 31, 2001
                                    ------------------------
                                     SHARES        AMOUNT
                                    ---------   ------------
      Shares sold.................  1,368,880   $16,915,515
      Reinvested dividends........     65,973       837,863
      Shares redeemed.............   (569,351)   (6,535,846)
                                    ---------   -----------
      Net increase (decrease).....    865,502   $11,217,532
                                    =========   ===========

                                                                                   BIOTECH/HEALTH FUND
                                                                    --------------------------------------------------
                                                                                         CLASS II
                                                                    --------------------------------------------------
                                                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                                                    ----------------------   -------------------------
                                                                     SHARES      AMOUNT        SHARES        AMOUNT
                                                                    --------   -----------   ----------   ------------
      Shares sold.................................................   212,288   $ 2,293,995    1,263,968   $ 16,061,228
      Reinvested dividends........................................        --            --       68,144        865,866
      Shares redeemed.............................................  (410,871)   (4,436,385)    (455,465)    (5,054,074)
                                                                    --------   -----------   ----------   ------------
      Net increase (decrease).....................................  (198,583)  $(2,142,390)     876,647   $ 11,873,020
                                                                    ========   ===========   ==========   ============

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

                                                              TAX MANAGED EQUITY FUND
                                    ---------------------------------------------------------------------------
                                                         CLASS A                                CLASS B
                                    --------------------------------------------------   ----------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED         FOR THE SIX MONTHS
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001         ENDED APRIL 30, 2002
                                    ----------------------   -------------------------   ----------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
                                    --------   -----------   ----------   ------------   --------   -----------
      Shares sold.................   160,730   $ 1,864,190      911,990   $ 11,796,873    275,527   $ 3,139,952
      Reinvested dividends........        --            --           --             --         --            --
      Shares redeemed.............  (368,761)   (4,338,022)    (977,711)   (11,991,786)  (354,578)   (4,069,805)
                                    --------   -----------   ----------   ------------   --------   -----------
      Net increase (decrease).....  (208,031)  $(2,473,832)     (65,721)  $   (194,913)   (79,051)  $  (929,853)
                                    ========   ===========   ==========   ============   ========   ===========

                                    TAX MANAGED EQUITY FUND
                                    ------------------------
                                            CLASS B
                                    ------------------------
                                       FOR THE YEAR ENDED
                                        OCTOBER 31, 2001
                                    ------------------------
                                     SHARES        AMOUNT
                                    ---------   ------------
      Shares sold.................  1,228,307   $15,652,384
      Reinvested dividends........         --            --
      Shares redeemed.............   (814,101)   (9,963,711)
                                    ---------   -----------
      Net increase (decrease).....    414,206   $ 5,688,673
                                    =========   ===========

                                                                                 TAX MANAGED EQUITY FUND
                                                                    --------------------------------------------------
                                                                                         CLASS II
                                                                    --------------------------------------------------
                                                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                                                    ----------------------   -------------------------
                                                                     SHARES      AMOUNT        SHARES        AMOUNT
                                                                    --------   -----------   ----------   ------------
      Shares sold.................................................   212,080   $ 2,440,695    1,620,914   $ 21,085,786
      Reinvested dividends........................................        --            --           --             --
      Shares redeemed.............................................  (657,155)   (7,506,732)  (1,172,175)   (14,332,986)
                                                                    --------   -----------   ----------   ------------
      Net increase (decrease).....................................  (445,075)  $(5,066,037)     448,739   $  6,752,800
                                                                    ========   ===========   ==========   ============

                                                                 STOCK INDEX FUND
                                    ---------------------------------------------------------------------------
                                                         CLASS A                                CLASS B
                                    --------------------------------------------------   ----------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED         FOR THE SIX MONTHS
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001         ENDED APRIL 30, 2002
                                    ----------------------   -------------------------   ----------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
                                    --------   -----------   ----------   ------------   --------   -----------
      Shares sold.................   151,921   $ 1,518,893      258,853   $  2,809,192    402,124   $ 4,026,483
      Reinvested dividends........     5,044        49,982        7,719         91,839        431         4,268
      Shares redeemed.............   (55,339)     (551,914)    (123,652)    (1,329,916)  (323,540)   (3,249,648)
                                    --------   -----------   ----------   ------------   --------   -----------
      Net increase (decrease).....   101,626   $ 1,016,961      142,920   $  1,571,115     79,015   $   781,103
                                    ========   ===========   ==========   ============   ========   ===========

                                        STOCK INDEX FUND
                                    ------------------------
                                            CLASS B
                                    ------------------------
                                       FOR THE YEAR ENDED
                                        OCTOBER 31, 2001
                                    ------------------------
                                     SHARES        AMOUNT
                                    ---------   ------------
      Shares sold.................    752,293   $ 8,179,271
      Reinvested dividends........      6,053        71,582
      Shares redeemed.............   (385,467)   (4,208,540)
                                    ---------   -----------
      Net increase (decrease).....    372,879   $ 4,042,313
                                    =========   ===========

                                                                                     STOCK INDEX FUND
                                                                    --------------------------------------------------
                                                                                        CLASS II+
                                                                    --------------------------------------------------
                                                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                                                    ----------------------   -------------------------
                                                                     SHARES      AMOUNT        SHARES        AMOUNT
                                                                    --------   -----------   ----------   ------------
      Shares sold.................................................   115,209   $ 1,155,830      148,248   $  1,626,854
      Reinvested dividends........................................        29           281          152          1,840
      Shares redeemed.............................................   (18,382)     (180,376)     (38,887)      (379,280)
                                                                    --------   -----------   ----------   ------------
      Net increase (decrease).....................................    96,856   $   975,735      109,513   $  1,249,414
                                                                    ========   ===========   ==========   ============

    ----------------------

    + See note 2

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

                                                SCIENCE & TECHNOLOGY FUND
                                    --------------------------------------------------
                                                         CLASS A
                                    --------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................   135,711   $   469,876      452,611   $  2,480,570
      Reinvested dividends........        --            --           --             --
      Shares redeemed.............   (58,790)     (205,267)    (184,314)      (840,828)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....    76,921   $   264,609      268,297   $  1,639,742
                                    ========   ===========   ==========   ============

                                                SCIENCE & TECHNOLOGY FUND
                                    -------------------------------------------------
                                                         CLASS B
                                    -------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   292,706   $ 1,006,524   1,406,188   $ 7,461,633
      Reinvested dividends........        --            --          --            --
      Shares redeemed.............  (223,758)     (755,179)   (383,914)   (2,003,728)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....    68,948   $   251,345   1,022,274   $ 5,457,905
                                    ========   ===========   =========   ===========

                                                SCIENCE & TECHNOLOGY FUND
                                    --------------------------------------------------
                                                        CLASS II+
                                    --------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    40,274   $   140,654      241,874   $  1,314,621
      Reinvested dividends........        --            --           --             --
      Shares redeemed.............   (39,936)     (127,630)     (71,192)      (348,860)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....       338   $    13,024      170,682   $    965,761
                                    ========   ===========   ==========   ============

                                                SCIENCE & TECHNOLOGY FUND
                                    -------------------------------------------------
                                                         CLASS I
                                    -------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                    ENDED APRIL 30, 2002+        OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................    33,747   $   116,738     216,086   $   741,506
      Reinvested dividends........        --            --          --            --
      Shares redeemed.............  (224,586)     (790,279)    (25,223)      (87,008)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....  (190,839)  $  (673,541)    190,863   $   654,498
                                    ========   ===========   =========   ===========

                                             AGGRESSIVE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                         CLASS A
                                    --------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    56,403   $   458,780      117,408   $  1,098,427
      Reinvested dividends........     4,135        34,526       71,677        706,323
      Shares redeemed.............   (37,962)     (309,482)     (71,982)      (644,470)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....    22,576   $   183,824      117,103   $  1,160,280
                                    ========   ===========   ==========   ============

                                            AGGRESSIVE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS B
                                    -------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   104,707   $   850,351     450,164   $ 4,358,173
      Reinvested dividends........     2,073        17,106     243,396     2,403,215
      Shares redeemed.............  (112,535)     (919,576)   (125,142)   (1,150,059)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....    (5,755)  $   (52,119)    568,418   $ 5,611,329
                                    ========   ===========   =========   ===========

                                             AGGRESSIVE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                        CLASS II+
                                    --------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    35,340   $   304,895       19,662   $    183,574
      Reinvested dividends........        41           344        3,655         36,216
      Shares redeemed.............   (29,081)     (258,504)      (7,857)       (69,675)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....     6,300   $    46,735       15,460   $    150,115
                                    ========   ===========   ==========   ============

                                            AGGRESSIVE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS I
                                    -------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   137,424   $ 1,127,323     266,592   $ 2,388,394
      Reinvested dividends........     7,447        61,214      88,598       874,251
      Shares redeemed.............   (23,019)     (187,267)    (44,977)     (410,052)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....   121,852   $ 1,001,270     310,213   $ 2,852,593
                                    ========   ===========   =========   ===========

    ----------------------

    + See note 2

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

                                              MODERATE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                         CLASS A
                                    --------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    39,022   $   353,564      151,471   $  1,574,137
      Reinvested dividends........     5,608        50,695       51,382        516,345
      Shares redeemed.............   (10,593)      (96,024)     (47,854)      (444,424)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....    34,037   $   308,235      154,999   $  1,646,058
                                    ========   ===========   ==========   ============

                                             MODERATE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS B
                                    -------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   120,081   $ 1,088,388     572,410   $ 5,714,312
      Reinvested dividends........     8,440        76,638     154,560     1,560,419
      Shares redeemed.............   (72,184)     (650,817)   (194,909)   (1,868,300)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....    56,337   $   514,209     532,061   $ 5,406,431
                                    ========   ===========   =========   ===========

                                              MODERATE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                        CLASS II+
                                    --------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    26,643   $   241,951       71,200   $    708,779
      Reinvested dividends........       481         4,379        3,045         30,642
      Shares redeemed.............    (8,400)      (75,454)      (6,247)       (58,276)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....    18,724   $   170,876       67,998   $    681,145
                                    ========   ===========   ==========   ============

                                             MODERATE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS I
                                    -------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................   336,943   $ 3,044,597     539,689   $ 5,213,319
      Reinvested dividends........    14,350       129,438      72,733       731,965
      Shares redeemed.............  (107,450)     (966,196)    (82,754)     (779,202)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....   243,843   $ 2,207,839     529,668   $ 5,166,082
                                    ========   ===========   =========   ===========

                                            CONSERVATIVE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                         CLASS A
                                    --------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    47,848   $   448,139       98,491   $    986,079
      Reinvested dividends........     8,165        76,020       42,833        428,349
      Shares redeemed.............   (40,883)     (378,494)     (67,835)      (642,462)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....    15,130   $   145,665       73,489   $    771,966
                                    ========   ===========   ==========   ============

                                           CONSERVATIVE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS B
                                    -------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................    51,608   $   481,222     240,756   $ 2,478,072
      Reinvested dividends........    13,082       127,052     124,717     1,252,906
      Shares redeemed.............  (148,409)   (1,405,830)   (199,307)   (1,960,310)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....   (83,719)  $  (797,556)    166,166   $ 1,770,668
                                    ========   ===========   =========   ===========

                                            CONSERVATIVE GROWTH LIFESTAGE FUND
                                    --------------------------------------------------
                                                        CLASS II+
                                    --------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   -------------------------
                                     SHARES      AMOUNT        SHARES        AMOUNT
                                    --------   -----------   ----------   ------------
      Shares sold.................    34,002   $   318,508       64,397   $    655,774
      Reinvested dividends........       950         8,928        2,767         27,969
      Shares redeemed.............    (7,534)      (70,987)     (11,746)      (117,340)
                                    --------   -----------   ----------   ------------
      Net increase (decrease).....    27,418   $   256,449       55,418   $    566,403
                                    ========   ===========   ==========   ============

                                           CONSERVATIVE GROWTH LIFESTAGE FUND
                                    -------------------------------------------------
                                                         CLASS I
                                    -------------------------------------------------
                                      FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2002        OCTOBER 31, 2001
                                    ----------------------   ------------------------
                                     SHARES      AMOUNT       SHARES        AMOUNT
                                    --------   -----------   ---------   ------------
      Shares sold.................    90,781   $   851,415     174,064   $ 1,741,777
      Reinvested dividends........    13,749       128,001      55,665       557,065
      Shares redeemed.............   (28,627)     (266,290)    (40,675)     (396,177)
                                    --------   -----------   ---------   -----------
      Net increase (decrease).....    75,903   $   713,126     189,054   $ 1,902,665
                                    ========   ===========   =========   ===========

    ----------------------

    + See note 2

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2002 -- (UNAUDITED) (CONTINUED)

NOTE 9. DIRECTORS' RETIREMENT PLAN

       The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%.

                                                   RETIREMENT PLAN   RETIREMENT PLAN
                                                      LIABILITY          EXPENSE
                                                   ---------------   ---------------
Biotech/Health Fund..............................       $1,899            $  717
Tax Managed Equity...............................        6,230             1,120
Stock Index Fund.................................          192               192
Science & Technology Fund........................           88                88

NOTE 10. COMMITMENTS AND CONTINGENCIES

       The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in miscellaneous expenses on the Statement of Operations. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. During the six months ended April 30, 2002, the Biotech/Health Fund had borrowings outstanding for 50 days under the line of credit and incurred $15,168 in interest charges related to these borrowings. The Fund's average amount of debt under the line of credit for the days utilized was $3,899,439 at a weighted average interest of 2.80%.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
DIRECTOR INFORMATION -- (UNAUDITED)

    The following table contains basic information regarding the Trustees that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                       NUMBER OF
                                          TERM OF                                      FUNDS IN
                            POSITION    OFFICE AND                                       FUND                   OTHER
NAME,                      HELD WITH     LENGTH OF                                      COMPLEX             DIRECTORSHIPS
ADDRESS AND                SUNAMERICA      TIME           PRINCIPAL OCCUPATIONS       OVERSEEN BY              HELD BY
DATE OF BIRTH*              COMPLEX       SERVED           DURING PAST 5 YEARS        TRUSTEE(1)              TRUSTEE(2)
--------------             ----------   -----------   ------------------------------  -----------   ------------------------------
S. James Coppersmith       Trustee      17 years      Retired; formerly, President        42        Director of BJ's Wholesale
DOB: February 21, 1933                                and General Manager, WCVB-TV,                 Club, Inc.; Member of Board of
                                                      a division of the Hearst Corp.                Governors of the Boston Stock
                                                      (1982 to 1994);                               Exchange.
                                                      Director/Trustee of SunAmerica
                                                      Mutual Funds ("SAMF") SAMF and
                                                      Anchor Series Trust ("AST").

Dr. Judith L. Craven       Trustee      Less than     Retired Administrator;              72        Director, Compaq Computer
DOB: October 6, 1945                    1 year        Trustee, VALIC Company I                      Corporation (1992 to present);
                                                      (November 1998 to present);                   Director, A.G. Belo
                                                      Director, VALIC Company II,                   Corporation (1992 to present);
                                                      (August 1998 to present);                     Director, Sysco Corporation
                                                      Director of SunAmerica Senior                 (1996 to present); Director,
                                                      Floating Rate Fund ("SASRF"),                 Luby's Inc. (1998 to present);
                                                      President, United Way of the                  Director, University of Texas
                                                      Texas Gulf Coast (1992-1998).                 Board of Regents (May 2001 to
                                                                                                    present); formerly, Director,
                                                                                                    Cypress Tree Senior Floating
                                                                                                    Rate Fund, Inc. (June 2000 to
                                                                                                    May 2001); formerly, Director,
                                                                                                    Houston Branch of the Federal
                                                                                                    Reserve Bank of Dallas
                                                                                                    (1992-2000); formerly, Board
                                                                                                    Member, Sisters of Charity of
                                                                                                    the Incarnate Word
                                                                                                    (1996-1999).

William F. Devin           Trustee      Less than     Director/Trustee of SASRF;          72        Member of the Board of
DOB: December 30, 1938                  1 year        VALIC Company I and VALIC                     Governors, Boston Stock
                                                      Company II.                                   Exchange (1985-Present);
                                                                                                    formerly, Executive Vice
                                                                                                    President, Fidelity Capital
                                                                                                    Markets, a division of
                                                                                                    National Financial Services
                                                                                                    Corporation (1966-1996);
                                                                                                    formerly, Director, Cypress
                                                                                                    Tree Senior Floating Rate
                                                                                                    Fund, Inc. (October 1997-May
                                                                                                    2001).

Samual M.. Eisenstat       Chairman     16 years      Attorney, solo practitioner;        43        Director of North European Oil
DOB: March 7, 1940         of the                     Chairman of the Boards of                     Royalty Trust.
                           Board                      Directors/Trustees of SAMF,
                                                      AST and SASRF.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
DIRECTOR INFORMATION -- (UNAUDITED) (CONTINUED)

                                                                                       NUMBER OF
                                          TERM OF                                      FUNDS IN
                            POSITION    OFFICE AND                                       FUND                   OTHER
NAME,                      HELD WITH     LENGTH OF                                      COMPLEX             DIRECTORSHIPS
ADDRESS AND                SUNAMERICA      TIME           PRINCIPAL OCCUPATIONS       OVERSEEN BY              HELD BY
DATE OF BIRTH*              COMPLEX       SERVED           DURING PAST 5 YEARS        TRUSTEE(1)              TRUSTEE(2)
--------------             ----------   -----------   ------------------------------  -----------   ------------------------------
Stephen J. Gutman          Trustee      17 years      Partner and Managing Member of      43        None
DOB: May 10, 1943                                     B.B. Associates LLC (menswear
                                                      specialty retailing and other
                                                      activities) since 1988;
                                                      Director/Trustee of SAMF, AST
                                                      and SASRF.

Peter A. Harbeck           Trustee      7 years       Director and President,             80        None
DOB: January 23, 1954      and                        SunAmerica, since 1995;
                           President                  Director, AIG Asset Management
                                                      International, Inc. ("AIGAMI")
                                                      since 2000; Managing Director,
                                                      John McStay Investment
                                                      Counsel, L.P. ("JMIC") since
                                                      1999; Director, SACS, since
                                                      1993; Director and President,
                                                      SunAmerica Fund Services, Inc.
                                                      ("SAFS"), since 1988;
                                                      President, SAMF, AST and
                                                      SASRF; Director, VALIC
                                                      Company I and VALIC
                                                      Company II, since October
                                                      2001.

Sebastiano Sterpa          Trustee      10 years      Founder and Chairman of the         34        Director, Real Estate Business
DOB: July 18, 1929                                    Board of the Sterpa Group                     Service and Countrywide
                                                      (real estate) since 1962;                     Financial.
                                                      Director/ Trustee of SAMF.

------------
* The business address for each Director is the SunAmerica Center, 733 Third Avenue, 3rd floor, New York, NY 10017-3204.

(1) The "Fund Complex" consists of all registered investment company portfolios for which the investment advisor serves as investment advisor or business manager.

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling
(800) 445-SUN2.

[LOGO] AIG  SUNAMERICA
       MUTUAL FUNDS

     THE SUNAMERICA CENTER
     733 THIRD AVENUE
     NEW YORK, NY 10017-3204

DIRECTORS/TRUSTEES
   S. JAMES COPPERSMITH
   DR. JUDITH L. CRAVEN
   WILLIAM F. DEVIN
   SAMUEL M. EISENSTAT, ESQ.
   STEPHEN J. GUTMAN
   PETER A. HARBECK
   SEBASTIANO STERPA

OFFICERS
   PETER A. HARBECK, PRESIDENT
   PETER C. SUTTON, VICE PRESIDENT
   ROBERT M. ZAKEM, SECRETARY
   DONNA M. HANDEL, TREASURER
   BRIAN P. CLIFFORD, VICE PRESIDENT
   J. STEVEN NEAMTZ, VICE PRESIDENT
   STEVEN SCHOEPKE, VICE PRESIDENT
   NANCY KELLY, VICE PRESIDENT
   PETER E. PISAPIA, VICE PRESIDENT
     AND ASSISTANT SECRETARY
   ABBE P. STEIN, VICE PRESIDENT
     AND ASSISTANT SECRETARY
   JULIE A. STAMM, ASSISTANT SECRETARY
   LAURA E. FILIPPONE, ASSISTANT TREASURER
   GREGORY R. KINGSTON, VICE PRESIDENT
     AND ASSISTANT TREASURER
   DONALD H. GUIRE, ASSISTANT TREASURER

INVESTMENT ADVISER
   SUNAMERICA ASSET MANAGEMENT CORP.
   THE SUNAMERICA CENTER
   733 THIRD AVENUE
   NEW YORK, NY 10017-3204

DISTRIBUTOR
   SUNAMERICA CAPITAL SERVICES, INC.
   THE SUNAMERICA CENTER
   733 THIRD AVENUE
   NEW YORK, NY 10017-3204

SHAREHOLDER SERVICING AGENT
   SUNAMERICA FUND SERVICES, INC.
   THE SUNAMERICA CENTER
   733 THIRD AVENUE
   NEW YORK, NY 10017-3204

CUSTODIAN AND TRANSFER AGENT
   STATE STREET BANK AND TRUST COMPANY
   P.O. BOX 219373
   KANSAS CITY, MO 64121

THIS REPORT IS SUBMITTED SOLELY FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE FUND. DISTRIBUTION OF THIS REPORT TO PERSONS OTHER THAN SHAREHOLDERS OF THE FUND IS AUTHORIZED ONLY IN CONNECTION WITH A CURRENTLY EFFECTIVE PROSPECTUS, SETTING FORTH DETAILS OF THE FUND, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

THE ACCOMPANYING REPORT HAS NOT BEEN EXAMINED BY INDEPENDENT ACCOUNTANTS AND ACCORDINGLY NO OPINION HAS BEEN EXPRESSED THEREON.



DISTRIBUTED BY:
AIG SUNAMERICA CAPITAL SERVICES, INC.



SISAN-4/02